UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 850 Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 850 Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566)

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness AtkinsonTM Funds
Semi-Annual Report

June 30, 2012

TABLE OF CONTENTS

3	Letter to Shareholders

7	Expense Example

8	Alternative Energy Fund

13	Asia Focus Fund

18	Asia Pacific Dividend Fund

23	China & Hong Kong Fund

28	Global Energy Fund

36	Global Innovators Fund

41	Inflation Managed Dividend FundTM

46	Renminbi Yuan & Bond Fund

52	Statements of Assets and Liabilities

54	Statements of Operations

56	Statements of Changes in Net Assets

59	Financial Highlights

67	Notes to Financial Statements

80	Privacy Notice

83	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

The first half of 2012 for the Guinness AtkinsonTM Funds can best be characterized as mixed. Of the seven Funds that began the year, four produced a positive total return over the period; three produced negative total returns. The Global Innovators Fund led the way on the plus side with a total return of 10.10%. The laggard over the period was the Alternative Energy Fund which produced a negative total return of -16.44%. For the 12 month period ending June 30, 2012, only two of the Guinness Atkinson Funds produced a positive total return. More return data can be found in the table on page 5.

During the first half of 2012 an additional Fund was added to the Guinness Atkinson Fund family, the Inflation Managed Dividend FundTM. This Fund seeks a moderate level of current income and dividend growth at a rate that exceeds inflation.

Recent news reports have tended to put a negative light on the financial services industry. We're referring to the recent failure of two brokerage firms and the apparent misallocation of customer funds as well as the news that the London Interbank Offer Rate (LIBOR) may well have been manipulated at the expense of borrowers and to the benefit of the banks that promulgate the rate. These are just the most recent instances of less than honorable behavior; there have been countless examples that have come to light in the last decade. Added to this is the mystery of the stock markets themselves and the deluge of high frequency trading which dominate the daily trading (and appears to have led to the Flash Crash just over two years ago and has recently put one firm on the brink of failure). It is completely understandable that investors are skeptical about the markets and their ability to get a fair shake from Wall Street. There are several points worth mentioning here.

First, at its very basis, investing in stocks is really about investing in companies and successful investing is really about identifying and investing in companies that will succeed. That may seem obvious but holding periods in both stocks and mutual funds have been on a downward arc for the last forty years and it is hard to see how holding a security for days, hours, minutes, seconds, or as is increasingly common, fractions of seconds, is anything but a way to game the system at the expense of others. Clearly such short term trading is about something other than investing in a company because it is, through its operations, creating wealth (and satisfying consumer needs).

Second, while we don't know what the future will bring, we are optimistic and have an unshaken belief that some companies will successfully create wealth by serving consumers. Corporations and business as a whole have been tarnished as evil doers and profits and the generation of wealth are seen as exploitive. When done correctly, consumers are happy to exchange their valuable cash for products or services; in doing so they are explicitly indicating that the value they receive is more valuable than the cash expended. This is to say the consumers believe the exchange should enrich them. The point of investing is to invest in companies that can consistently create consumer value at a price that enriches both the consumer and the company.

Third, for most, investing in the markets is one of the few ways to accumulate the wealth which is required to meet long term financial goals. Yes, the markets have been largely terrible for, well, the last decade plus, and the news at the moment seems bleak and the repeated Wall Street scandals only add to the frustration. Which leads us to our very simple conclusion: continue to invest for the long-term and stick to the basics.

We believe that the best way to avoid the wild daily fluctuations caused by high frequency traders is to trade infrequently and the best way to escape the impact of unsavory business practices of some on Wall Street is to invest, for the long-term, in companies that create wealth by meeting consumer needs. In short, a simple return to the very basics of investing is, in our minds, the best way to deal with what appears to be an increasingly complex and seeming unethical, out of control environment. It should be noted that long term investing requires time. That may seem like a silly point to reinforce but the power of compounding, the power of reinvesting dividends and the benefits of time diversification all require time. Wall Street may be a place where one can get rich quick, but for most investors that is a risky fantasy that puts one in direct competition with others seeking to get rich quick.

A year ago we wrote in this letter that the markets were experiencing a great deal of volatility in response to the averted US default/deficit limit crisis and the downgrading of the US credit rating. For the moment, at least, that worry is forgotten as global investors prefer US debt securities as they seek a perceived safe haven from the current worry, namely the Euro crisis. We're hopeful that one year from now we won't still be writing about these debt crises. We're even more hopeful that we won't be writing about a new disaster or more financial scandals.

As with our previous report, our portfolio managers provide commentary for each of the Guinness Atkinson Funds adjacent to each Fund's financial report, and Morningstar ratings data can be found immediately after this letter.

We appreciate the confidence you have placed in us and we look forward to continuing to serve you.

Sincerely,

Timothy Guinness  James Atkinson

Fund Performance

The table below provides total return data for each of the Funds over the one, three, five, ten and from inception periods through June 30, 2012.

Fund (inception date)	Year to Date	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	-16.44%	-50.54%	-25.30%	-28.65%	—	-21.38%	1.81%
Asia Focus (April 29, 1996)	-1.79%	-24.85%	5.56%	-3.43%	10.50%	2.47%	1.59%
Asia Pacific Dividend Fund (March 31, 2006)	6.41%	-9.35%	11.56%	-0.99%	—	3.72%	3.26% gross; 1.98% net†
China & Hong Kong (June 30, 1994)	3.05%	-21.93%	5.90%	-0.40%	11.69%	7.35%	1.53%
Global Energy Fund (June 30, 2004)	-5.79%	-24.81%	5.95%	-1.72%	—	11.66%	1.27%
Global Innovators Fund (December 15, 1998)	10.10%	0.90%	14.61%	-0.14%	7.82%	4.32%	1.42% gross; 1.44% net*
Inflation Managed Dividend FundTM (March 30, 2012)	—	—	—	—	—	-2.14%	0.92% gross; 0.68% net†
Renminbi Yuan & Bond Fund (June 30, 2011)	0.24%	0.40%	—	—	—	0.40%	0.92% gross; 0.90% net†

Periods of greater than one year are average annualized returns; returns for periods of one year or less are actual returns. All returns are for the periods ending June 30, 2012.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

†All of the Guinness Atkinson Funds have an expense cap in place and the advisor is contractually obligated to cap the Funds' total expenses at least through June 30, 2013. For the Inflation Managed Dividend FundTM, the advisor is contractually obligated to cap total expenses at least through March 31, 2015.

*Includes 0.02% of recaptured fees previously waived by the Advisor.

Expense ratios are derived from the most recent prospectus (dated May 1, 2012) and are derived from the most recent audited financials (period ending December 31, 2011) at the time that prospectus was completed.

Morningstar Ratings (based on Morningstar risk adjusted returns)

Below is a table listing the Morningstar star ratings as of June 30, 2012 for the six Guinness Atkinson Funds that have at least a three year history. Parenthetical numbers after the star rating indicate the number of funds in the comparison group.

Fund	Category	Overall		3-year		5-year		10-year
Alternative Energy Fund	Equity Energy	1 (75 funds)	*	1 (75 funds)	*	1 (65 funds)	*	N/A
Asia Focus Fund	Pacific/Asia Ex-Japan Stk	2 (52 funds)	**	2 (52 funds)	**	1 (37 funds)	*	2 (34 funds)	**
Asia Pacific Dividend Fund	Pacific/Asia Ex-Japan Stk	3 (52 funds)	***	3 (52 funds)	***	3 (37 funds)	***	N/A
China & Hong Kong Fund	China Region	3 (82 funds)	***	3 (82 funds)	***	3 (64 funds)	***	3 (28 funds)	***
Global Energy Fund	Equity Energy	3 (75 funds)	***	3 (75 funds)	***	3 (65 funds)	***	N/A
Global Innovators Fund	Large Growth	3 (1,510 funds)	***	3 (1,510 funds)	***	2 (1,297 funds)	**	4 (855 funds)	****

©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. Non-diversified Funds' assets may be concentrated in fewer individual holdings than diversified funds. Therefore, these Funds are more exposed to individual stock volatility than diversified funds. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

GUINNESS ATKINSONTM FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/12)	Ending Account Value (06/30/12)	Expenses Paid During Period* (01/01/12 to 06/30/12)		Expense Ratios During Period* (01/01/12 to 06/30/12)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$835.60	$9.04		1.98%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$9.92		1.98%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$982.10	$8.43		1.71%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.57		1.71%
Guinness Atkinson Asia Pacific Dividend Fund Actual	$1,000.00	$1,064.10	$10.16		1.98%†
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$9.92		1.98%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,030.50	$7.67		1.52%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.62		1.52%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$942.10	$6.42		1.33%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.67		1.33%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$1,101.00	$7.73		1.48%
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.42		1.48%
Guinness Atkinson Inflation Managed DividendTM Fund Actual	$1,000.00	$978.60	$1.71	^	0.68%†^
Guinness Atkinson Inflation Managed DividendTM Fund Hypothetical (5% return before expenses)	$1,000.00	$1,010.98	$1.74	^	0.68%†^
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,002.40	$4.33		0.87%
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.37		0.87%

*Expenses are equal to the Fund's annualized expense ratio including interest expense as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (182), then divided by the number of days in the fiscal year (366) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

^The Fund commenced operations on March 30, 2012. Actual expenses shown for the Fund are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 93/366 (to reflect the period from March 30, 2012 to June 30, 2012).

ALTERNATIVE ENERGY FUND report for the period ended June 30, 2012

Performance

The Guinness Atkinson Alternative Energy Fund was down 16.44% for the first half of 2012. This compared to a fall in the Wilderhill New Energy Global Innovation Index of 8.35% and in the Wilderhill Clean Energy Index of 10.40%. The first half was characterised by a good first quarter, in which the fund was up 5.14%, followed by a weak second quarter as global markets fell.

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Year	5 Year	Since Inception (March 31, 2006)
Fund	-16.44%	-50.54%	-25.30%	-28.65%	-21.38%
Benchmark Indices:
Wilderhill New Energy Global Innovation Index (NEX)	-8.35%	-43.04%	-18.56%	-20.26%	-11.83%
Wilderhill Clean Energy Index (ECO)	-10.40%	-48.89%	-22.45%	-26.12%	-21.99%

The Fund's gross expense ratio is 1.81% per the Summary Prospectus dated May 1, 2012. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would have been lower.

The current global economic situation has led to reductions in subsidies and lower levels of political support for alternative energy from governments in the historically important markets in Europe. The low US natural gas price has made alternative energy less attractive in the US. Support for alternative energy is rising in China and other emerging markets and post Fukushima policies are beginning to underpin growth in alternative energy installations in Japan.

Solar stocks have been weak in the first half of 2012. Solar module demand has been stronger than expected, but solar module prices have continued to decline. This is as a result of oversupply and of companies that are closing down manufacturing facilities selling their stock at very low prices. The US has introduced an anti-dumping tariff on Chinese manufactured solar cells which creates higher prices for US customers and is a problem for Chinese manufacturers. Germany has set a ceiling on solar installations that will receive feed-in tariffs of 52 gigawatts (GW), which compares to current installations of c.27GW. Japan has introduced new feed-in tariffs that are very high and should stimulate strong demand growth. China has raised targets for solar installations and continues to support solar companies as a priority industry.

The low price of solar modules should support dramatic demand growth as a response to the improved economics of solar. New solar installations are to be installed in Spain and Italy that do not rely on subsidies and we expect the industry to move away from its direct reliance on financial subsidies over the next five years.

The Fund is invested in the lowest cost manufacturers in the solar sector. These companies have been hurt by the solar module price falls, but should be best positioned to survive and reap the benefits of the high growth that we expect for the solar sector.

Companies in the wind sector were also weak in the first half of 2012. The European wind utilities were hit by the sovereign debt crisis in Europe; the Chinese wind utilities were hit by weakness in the wind conditions in China and slowing growth prospects for the Chinese economy. The wind turbine manufacturers are struggling in a market where turbine prices are coming down and market growth has stagnated in many of the historically strong markets. The US wind market is expected to shrink in 2013 as the tax credit that supports wind has not yet been extended and as natural gas fired power stations offer lower electricity prices than new wind farms. Growth in offshore wind installations is likely to become more important for the sector over the next three years.

The wind utilities provide the Fund with lower risk investments and the wind turbine manufacturers are at valuations that we believe are attractive even if there is no prospect for near term growth.

The companies in the geothermal, hydroelectric and energy efficiency sectors have performed better than the solar and wind holdings.

Activity

The Fund acquired a position in Canada Lithium. Canada Lithium is a lithium mining stock with production due to commence in 2013. The Fund acquired shares alongside management at a discounted price. Lithium is a way to play the development of electric vehicles and grid storage, where the leading battery technology uses lithium compounds.

Outlook

The outlook for the Fund remains challenging in the near term. However, stock valuations reflect that bleak outlook and we believe that alternative energy equities will respond disproportionately well to any sign of global economic recovery.

The long term outlook for alternative energy remains good. The key drivers remain in place: dwindling fossil fuel supplies; energy security concerns; environmental issues; and climate change. The reduced cost of alternative energy technologies is likely to accelerate the growth of the alternative energy sector. We continue to position the Fund to benefit from the long term growth of the sector.

Edward Guinness	August 2012

The Fund invests in foreign securities, which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors. Should the prices of energy (oil, gas, electricity) or alternative energy decline, this would likely have a negative affect on the Fund's holdings. Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign or emerging markets. Specific risks include the risk of expropriation of assets and higher volatility among other risks.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar-weighted index of publicly traded companies that are active in renewable and low-carbon energy, and that stand to benefit from responses to climate change and energy security concerns. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2012
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	33
Portfolio Turnover:	4.3%
% of Stocks in Top 10:	38.6%
Fund Managers:
Edward Guinness
Matthew Page

Top 10 Holdings (% of net assets)		Sector Breakdown (% of net assets)
Elster Group SE - ADR	5.0%	Wind	37.5%
Canada Lithium Corp.	4.5%	Solar	31.3%
STR Holdings, Inc.	3.8%	Efficiency	20.3%
Boralex, Inc - Class A	3.7%	Hydro	7.0%
Trina Solar Ltd. - ADR	3.7%	Geothermal	3.4%
Power-One Inc.	3.7%
China Longyuan Power Group Corp. - H Shares	3.6%
Verbund AG	3.6%
Itron, Inc.	3.6%
Ormat Technologies, Inc.	3.4%

SCHEDULE OF INVESTMENTS
at June 30, 2012 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 99.5%	Value
Efficiency: 20.3%
146,000	Applied Intellectual Capital Ltd.*†^	$—
1,310,000	Canada Lithium Corp.*	617,621
760,987	Carmanah Technologies Corp.*†	351,305
34,000	Elster Group SE - ADR*	690,200
12,000	Itron, Inc.*	494,880
4,445,888	Thermal Energy International, Inc.*†	196,508
28,400	WaterFurnace Renewable Energy, Inc.	453,295
		2,803,809
Geothermal: 3.4%
22,119	Ormat Technologies, Inc.	473,126
Hydro: 7.0%
25,066	Cia Energetica de Minas Gerais - ADR	461,716
21,800	Verbund AG	498,514
		960,230
Solar: 31.3%
428,500	JA Solar Holdings Co., Ltd.*	441,355
155,800	LDK Solar Co., Ltd. - ADR*	297,578
113,000	Power-One Inc.*	510,760
356,600	Renesola Ltd. - ADR*	449,316
10,560	SMA Solar Technology AG	361,851
114,200	STR Holdings, Inc.*	520,752
81,205	SunPower Corp. - Class B*	389,378
247,291	Suntech Power Holdings Co., Ltd. - ADR*	464,907
80,500	Trina Solar Ltd. - ADR*	511,980
136,500	Yingli Green Energy Holding Co., Ltd. - ADR*	379,470
		4,327,347
Wind: 37.5%
6,200	Acciona S.A.	370,228
61,887	Boralex, Inc. - Class A*	517,903
2,946,000	China Datang Corp. Renewable Power Co. Ltd. - H Shares*	415,015
763,000	China Longyuan Power Group Corp. - H Shares	502,516
2,356,000	China Suntien Green Energy Corp. Ltd. - H Shares	413,220
94,300	EDP Renovaveis SA*	323,138
264,600	Enel Green Power SpA	419,512
152,219	Gamesa Corporacion Tecnologica S.A.	273,723
221,100	Greentech Energy Systems*	429,035
2,264,000	Huaneng Renewables Corp. Ltd. - H Shares*	373,468
108,400	Nordex SE*	408,622
491,416	Theolia SA*	457,011
51,315	Vestas Wind Systems A/S*	283,176
		5,186,567
	Total Common Stocks (cost $32,367,224)	13,751,079

The accompanying notes are an integral part of these financial statements.

Value
Total Investments in Securities (cost $ $32,367,224): 99.5%	$13,751,079
Other Assets less Liabilities: 0.5%	73,496
Net Assets: 100.0%	$13,824,575

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 4.0% of net assets.

^  Fair value under direction of the Board of Trustees. Fair valued securities represent 0.0% of net assets.

ADR: American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended June 30, 2012

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	10 Years
Fund	-1.79%	-24.85%	5.56%	-3.43%	10.50%
Benchmark Index:
MSCI AC Far East Free Ex Japan Index	5.61%	-11.92%	10.92%	1.12%	11.17%
S&P 500 Index	9.49%	5.43%	16.39%	0.22%	5.32%

The Fund's gross expense ratio is 1.59% per the Summary Prospectus dated May 1, 2012. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would have been lower.

The Fund fell 1.79% during the six month period ending June 30, 2012, compared to a return in the MSCI Far East ex Japan benchmark of 5.61%. Although the Fund's holdings in Utilities, interest rate sensitives and technology performed well, a number of the Fund's positions did not. The Energy sector was a key culprit with the Fund's holdings in coal and alternative energy notable underperformers. Related sectors also suffered, with holdings making energy-related equipment such as power generation equipment and heavy trucks also weak over the review period.

The first half of the year was a mixed period for Asian equities, with a bright start to the year marred by a slowdown in China towards the end of the period. The troubles of the Eurozone have also created a headwind to equities so far this year, and this has had a disproportionate impact on Asian equities, relative to the developed world. The year began well, with monetary easing in the developed world helping Asian equities through capital flows. Asia's fundamentals remain superior to the other major regions of the world, with lower indebtedness in the government, corporate and household sectors, and better growth momentum in most countries. This helped to attract capital from the developed world, but a number of Asian central banks had to keep monetary policy relative tight to avoid inflation as a result.

China remains central to economic activity in Asia, and it changed direction on monetary policy in the first half, bringing to an end almost two years of policy tightening designed to restrict price rises in the property market. A marked deceleration in inflation gave Chinese policymakers the flexibility to begin cutting the banks' reserve requirement ratio, which had forced the banks to tie-up capital with the central bank. However, cutting this ratio was not sufficient to enhance loan growth, and for a number of months this half the major Chinese banks were below their target for new loans. The initial change of policy direction was not sufficient to avoid a slowdown in Chinese economic growth, and it became clear that the problem was with the demand for, rather than the supply of credit. The malaise spread to indicators such as retail sales growth, electricity production and money supply growth, although auto sales growth has held steady so far.

The negative outlook for Chinese economic growth is coupled with poor export demand, with early confidence in the electronics and textiles sectors in the first quarter giving way to order cuts and earnings downgrades by the second quarter.

Elsewhere in the region, South Asia has generally fared better than North Asia, with good growth in Thailand, Malaysia and the Philippines, although Indonesia has been something of a laggard. In North Asia, South Korea and Taiwan both suffered as a result of a slowdown in export sales to the developed world. However, South Korea's greater export diversification, and a more robust

ASIA FOCUS FUND

domestic economy, helped it to better weather the growth slowdown. By contrast, Taiwan's performance was weak with contracting export sales in April and May and slowing sales momentum in the electronics industry in the run-up to what is usually peak season.

2.  Portfolio Position

The portfolio is focused on stocks relating to domestic demand in Asia, with less emphasis on exporters which are dependent on growth in the developed world. By sector, the Fund is particularly well represented in Energy, Materials and Industrial stocks, and has less weighting in Financials and Real Estate stocks.

In the first half of the year there was low turnover of the portfolio with only one stock switch. The switch was in the Taiwanese electronics industry with a shift from Wistron to Asustek Computer. Wistron is an assembler of notebook computers, TFT-LCD televisions and computer servers, and works for a range of branded clients such as Acer, Dell and HP. Its order momentum slowed over the quarter, and its margins came under pressure as a result. Asustek is a brand-owner and designer which outsources its manufacturing. Asustek has launched a number of breakthrough products over the last quarter, such as the Google Nexus tablet computer, which we think can give it superior sales momentum and better earnings growth relative to its peers.

3.  Outlook

Stimulating growth in China is an important issue for the rest of Asia, and it is a crucial issue for the Chinese political leadership. Action has already been taken on monetary stimulus, but the fundamental data suggest that growth is still slowing. This suggests that some fiscal stimulus may be required to reach the government's medium term target of GDP growth of 7-8% per annum in real terms. There are indications that the government is aware of these issues, and there have been some signs of stimulus already in the auto and consumer durable sectors with subsidy schemes announced recently. However, the property market will be important to any recovery in growth rates, and the Chinese government has stated publicly that it does not want to see prices rise quickly again. That said, there was a good pick-up in sales volumes by property developers in May and June, and the affordable housing program continues to be positive for demand of copper and building materials.

Elsewhere in Asia, growth continues to be relatively resilient, supporting our thesis that the combination of manageable debt levels and growing middle classes is a good basis for economic growth. Inflation so far remains under control, offering policymakers good flexibility to cut interest rates to stimulate growth in the second half of the year, if needed. The high levels of indebtedness in the Eurozone remain a threat to growth in Asia, but much of the slowdown in exports is already well known to the market. The risk is principally one of capital flows, with the possibility that some of the external capital which has flowed to Asia to take advantage of its superior fundamentals is withdrawn, leading to volatility in Asian equities.

Edmund Harriss  James Weir

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2012
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	39
Portfolio Turnover:	2.2%
% of Stocks in Top 10:	41.6%
Fund Managers:
Edmund Harriss
James Weir

Top 10 Holdings (% of net assets)
Samsung Electronics Co Ltd	5.8%	Weichai Power Co Ltd - H Shares	3.4%
Hyundai Mobis	5.4%	Kunlun Energy Co Ltd	3.4%
DiGi.Com Bhd	5.0%	Jiangxi Copper Co Ltd - H Shares	3.1%
Taiwan Semiconductor Manufacturing Co Ltd	4.8%	Glow Energy PCL/Foreign	3.1%
PetroChina Co Ltd - H Shares	4.5%	PTT PCL/Foreign	3.1%
Sector Breakdown (% of net assets)
Oil Company - Exploration & Production	9.4%	Commercial Banks	2.3%
Coal	8.9%	Computers	2.3%
Auto/Truck Parts & Equipment	8.8%	Auto-Cars/Light Trucks	2.2%
Semiconductor Components - Integrated Circuits	7.7%	Exchange Traded Funds	2.2%
Oil Company - Integrated	7.6%	Power Converson/Supply Equipment	2.2%
Electronic Components - Semiconductor	5.8%	Steel - Producers	2.1%
Electric - Generation	5.1%	Building & Construction Products	1.7%
Telecommunication Services	5.0%	Building Products - Air&Heating	1.7%
Computers - Peripheral Equipment	3.1%	Web Portals/ISP	1.7%
Engineering/R&D Services	3.0%	Non-Ferrous Metals	1.4%
Metal - Copper	3.0%	Chemicals - Other	1.3%
Real Estate Operations/Development	3.0%	Public Thoroughfares	1.3%
Wireless Equipment	3.0%	Energy - Alternate Sources	1.2%
Cellular Telecommunications	2.8%	Machinery	0.4%

SCHEDULE OF INVESTMENTS
at June 30, 2012 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 100.2%	Value
China: 31.0%
263,000	Anhui Conch Cement Co Ltd - H Shares	$721,385
321,000	China Shenhua Energy Co., Ltd. - H Shares	1,134,127
1,209,900	db x-trackers - CSI300 INDEX ETF - 2D	938,967
453,000	Dongfang Electric Corp. Ltd. - H Shares	923,816
1,104,636	Guangzhou Automobile Group Co., Ltd. - H Shares*	929,658
168,300	JA Solar Holdings Co., Ltd. - ADR*	173,349
605,000	Jiangxi Copper Co., Ltd. - H Shares	1,342,569
1,490,000	PetroChina Co., Ltd. - H Shares	1,938,967
1,492,000	Shenzhen Expressway Co., Ltd. - H Shares	546,843
1,694,000	Soho China, Ltd.	1,297,308
16,650	Sohu.com Inc.*	743,256
54,000	Trina Solar Ltd. - ADR*	343,440
364,000	Weichai Power Co., Ltd. - H Shares*	1,455,782
544,800	Yanzhou Coal Mining Co., Ltd. - H Shares	836,139
		13,325,606
Hong Kong: 15.0%
618,000	Chen Hsong Holdings†	184,084
1,671,000	China Liansu Group Holdings Ltd.	728,842
110,500	China Mobile Ltd.	1,214,452
645,000	CNOOC Ltd.	1,301,152
109,266	HSBC Holdings PLC	979,569
286,000	Kingboard Chemical Holdings Ltd.	556,092
904,000	Kunlun Energy Co., Ltd.	1,451,011
		6,415,202
Indonesia: 3.4%
225,000	Indo Tambangraya Megah PT	866,328
2,111,000	Vale Indonesia Tbk	604,982
		1,471,310
Malaysia: 5.0%
1,588,000	DiGi.Com Bhd	2,131,162
Singapore: 2.3%
901,000	Sakari Resources Ltd.	989,027
South Korea: 16.2%
9,630	Hyundai Mobis	2,331,185
2,775	POSCO	886,087
2,350	Samsung Electronics Co., Ltd.	2,491,524
8,000	Samsung Engineering Co., Ltd.	1,269,797
		6,978,593

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.2% (Continued)	Value
Taiwan: 16.1%
108,000	Asustek Computer Inc.	$999,019
98,411	HTC Corp.	1,293,933
1,039,314	Lite-On Technology Corp.	1,311,467
407,000	Novatek Microelectronics Corp. Ltd.	1,259,935
2	Shin Zu Shing Co., Ltd.	6
750,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,052,851
		6,917,211
Thailand: 11.2%
234,500	Electricity Generating PCL/Foreign	855,168
685,000	Glow Energy PCL/Foreign	1,341,258
239,000	PTT Exploration & Production PCL/Foreign	1,268,729
130,700	PTT PCL/Foreign	1,336,529
		4,801,684
	Total Common Stocks (cost $38,652,293)	43,029,795
	Total Investments in Securities (cost $38,652,293): 100.2%	43,029,795
	Liabilities in Excess of Other Assets: (0.2)%	(78,908)
	Net Assets: 100.0%	$42,950,887

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 0.4% of net assets.

ADR: American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND FUND for the period ended June 30, 2012

1.  Performance

ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Year	5 Year	Since Inception (March 31, 2006)
Fund	6.41%	-9.35%	11.56%	-0.99%	3.72%
Benchmark Index:
MSCI Pacific Ex Japan Index	5.27%	-11.20%	12.28%	1.14%	7.24%
S&P 500 Index	9.49%	5.43%	16.39%	0.22%	2.98%

The Fund's gross expense ratio is 3.26% per the Summary Prospectus dated May 1, 2012. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, total returns would have been lower.

For the six months ending June 30th, 2012, the Fund returned 6.41%, 1.14% ahead of the MSCI Pacific ex Japan benchmark. Over the past one year the Fund is now 1.85% ahead of its benchmark.

The first half of the 2012 was a mixed period for Asian equities, with a good start to the year set back in the second quarter by the prospect of slowing growth in China. The Eurozone debt crisis continued to influence global equity markets, whilst slower growth in Europe also affected Asian firms which export to the region. Although US growth was sluggish over the period, Asian exports to the US held up reasonably well, and provided some limited grounds for optimism. Defensive sectors outperformed the broader market, and the fund's focus on cash-flow generative, dividend-paying companies helped support performance. Sectors such as Telecoms, Consumer Staples and some more stable Information Technology holdings were supportive, whilst the fund's holdings in Materials and Industrials broadly detracted from performance.

Over the review period, it became clear that China's economy was certainly slowing, and policymakers there were changing direction from monetary tightening to more pro-growth policies. A range of key metrics suggest that the Chinese economy is progressively slowing, with a deceleration in retail sales growth, electricity production growth and money supply growth. The People's Bank of China cut the bank's reserve requirement ratio several times over the period, but this failed to catalyse fresh loan growth, leading them to cut interest rates in June and July. It seems that the demand for, rather than the supply of, credit is the problem, suggesting a deeper economic malaise than we had anticipated at the beginning of the year. There has so far been relatively little action on fiscal policy, although this may be necessary in future to kick-start the demand for new loans.

Elsewhere in Asia, South Asia has fared broadly better than North Asia, with Thailand, Malaysia and the Philippines as outstanding performers. Thailand has recovered well from 2011's flooding, and a period of political stability has helped the economy to perform. Malaysia has also done well in terms of its equity market, as the government has worked hard to keep confidence on track ahead of likely elections this year. In North Asia, the strong Japanese Yen has helped the terms of trade of export-led nations such as South Korea and Taiwan. However, South Korea has fared much better than Taiwan, given its more significant domestic economy and greater export diversification. South Korea's housing market has recovered over the half, and its banking sector remains relatively robust. By contrast, Taiwan suffered due to its more narrow focus on electronics and petrochemical exports. Indeed, growth seemed to be slowing rapidly in the crucial Information Technology sector at the end of the review period, as orders were not picking up into the traditional peak summer season.

2.  Portfolio Position

There was little change to the portfolio's overall positioning, with a focus on growing companies at a reasonable valuation which pay attractive dividends. Under the mixed economic growth conditions present in the first half of the year, these stocks have tended to do better than the broader market. We have also preferred defensive sectors to cyclicals whilst domestic-related sectors have been preferred to export-related sectors.

The fund is overweight in defensive sectors such as Telecoms and Utilities, and in Energy whose growth is related to domestic growth in Asia. This positioning has been broadly supportive of performance, although the re-rating of the Telecoms sector has presented a challenge on valuation grounds, and has compressed dividend yields. By contrast, the fund is underweight in Financials, Materials, Industrials and Real Estate.

3.  Outlook

The growth outlook for China will be crucial for Asian equities in the second half of the year. Although GDP growth is still within the Chinese government's target range of 7-8% in real terms, this is below the market's expectations of growth, and there could be room for disappointment if the economy does not regain its momentum. Property remains a crucial sector, and despite policymakers remaining steadfast in their desire to avoid price rises, there was some recovery in developer sales volumes in May and June. This augurs well for the construction sector in China, and this is positive for materials demand and for the energy and industrials sectors which underpin construction. Although consumption growth is muted, this could create stock opportunities for the fund later in the year as valuations are now coming back down to earth after a period of re-rating.

Developed world growth remains sluggish, and this is negative for Asian exporters, with little recovery anticipated this year. We are likely to remain focused on stocks relating to domestic growth in Asia, as these are most likely to be able to sustain their growth and dividends through this difficult period. We are also aware that falls in net profit may cause the absolute size of dividends to fall, given many Asian firms pay dividends as a set proportion of their net profits. In addition, some firms may cut dividends altogether if economic conditions continue to be difficult. For these reasons, we will continue to focus on the ability of investee companies to produce the underlying cash-flow needed to pay good dividends.

Edmund Harriss  James Weir

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI Pacific ex-Japan Index is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2012
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	4.9%
% of Stocks in Top 10:	43.1%
Fund Managers:
Edmund Harriss
James Weir

Top 10 Holdings (% of net assets)
DiGi.Com Bhd	4.9%	VTech Holdings Ltd.	4.3%
PTT PCL/Foreign	4.7%	BOC Hong Kong Holdings Ltd.	4.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.4%	China Mobile Ltd.	4.1%
PetroChina Co., Ltd. - ADR	4.4%	CLP Holdings Ltd.	3.9%
KT&G Corp.	4.4%	HSBC Holdings PLC - ADR	3.8%
Sector Breakdown (% of net assets)
Commercial Banks	13.9%	Agricultural Chemicals	2.8%
Oil Company - Integrated	9.1%	Computers - Peripheral Equipment	2.7%
Telecommunication Services	8.3%	Chemical Diversified	2.6%
Semiconductor Components - Integrated Circuits	7.6%	Electric - Generation	2.6%
Coal	5.3%	Textile - Apparel	2.6%
Tobacco	4.4%	Water	2.5%
Telecommunication Equipment	4.3%	Building Products - Air & Heating	2.3%
Cellular Telecommunications	4.1%	Computers	2.2%
Electric - Integrated	3.9%	Electronic Component - Miscellaneous	2.2%
Auto/Truck Parts & Equipment	2.9%	Wireless Equipment	2.0%
Optical Supplies	2.9%	Steel - Producers	1.9%
Real Estate Operations/Development	2.9%

SCHEDULE OF INVESTMENTS
at June 30, 2012 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 96.0%	Value
Australia: 2.8%
42,787	Incitec Pivot Ltd.	$126,133
China: 17.5%
152,000	China Shanshui Cement Group Ltd.	104,606
218,000	Industrial & Commercial Bank of China - H Shares	121,900
1,560	PetroChina Co., Ltd. - ADR	201,458
67,000	Shenzhou Int'l Group	116,734
171,000	Soho China Ltd.	130,956
80,000	Yanzhou Coal Mining Co., Ltd. - H Shares	122,781
		798,435
Hong Kong: 20.3%
62,500	BOC Hong Kong Holdings Ltd.	191,941
17,000	China Mobile Ltd.	186,839
21,000	CLP Holdings Ltd.	178,615
3,924	HSBC Holdings PLC - ADR	173,166
16,600	VTech Holdings Ltd.	197,907
		928,468
Indonesia: 6%
30,500	Indo Tambangraya Megah PT	117,435
179,500	Telekomunikasi Indonesia Tbk PT	156,255
		273,690
Malaysia: 4.9%
166,300	DiGi.Com Bhd	223,182
Singapore: 3.2%
10,000	United Overseas Bank Ltd.	148,606
South Korea: 6.3%
2,840	KT&G Corp.	201,343
270	POSCO	86,214
		287,557
Taiwan: 20.3%
11,000	Asustek Computer Inc.	101,752
60,400	Depo Auto Parts Ind Co., Ltd.	131,021
6,854	HTC Corp.	90,118
98,633	Lite-On Technology Corp.	124,461
47,000	Novatek Microelectronics Corp. Ltd.	145,496
12,000	St Shine Optical Co., Ltd.	134,923
74,000	Taiwan Semiconductor Manufacturing Co., Ltd.	202,548
		930,319

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 96.0% (Continued)	Value
Thailand: 14.7%
151,400	Delta Electronics Thai PCL/Foreign	$102,166
60,100	Glow Energy PCL/Foreign	117,678
67,720	PTT Global Chemical PCL/Foreign	119,318
21,200	PTT PCL/Foreign	216,790
560,600	Thai Tap Water Supply PCL/Foreign	116,251
		672,203
	Total Common Stocks (cost $3,916,903)	4,388,593
	Total Investments in Securities (cost $3,916,903): 96.0%	4,388,593
	Other Assets less Liabilities: 0.4%	181,279
	Net Assets: 100.0%	$4,569,872

ADR: American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended June 30, 2012

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	10 Years
Fund	3.05%	-21.93%	5.90%	-0.40%	11.69%
Benchmark Index:
Hang Seng Composite Index	6.19%	-14.07%	3.56%	0.04%	11.07%
Hang Seng Index	8.36%	-9.51%	5.24%	1.17%	10.05%
S&P 500 Index	9.49%	5.43%	16.39%	0.22%	5.32%

The Fund's gross expense ratio is 1.53% per the Summary Prospectus dated May 1, 2012. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, total returns would have been lower.

The Fund finished the six month period ending June 30, 2012 in positive territory, up 3.05%, although this was behind the Hang Seng Composite Index which returned 6.19%. The best performing stocks in the portfolio were in the interest rate sensitive stocks, particularly banking, property and also in Telecoms and Technology, with some software and gaming companies as outstanding performers. By contrast, the Fund's holdings in non-oil Energy performed poorly, with particular weakness in coal and alternative energy stocks.

The first half of 2012 was a mixed period for Chinese equities, with early optimism giving way to pessimism as it became clear the China's economy was slowing down. The period was significant, as it highlighted a clear change in policy direction by China, from monetary tightening to control price rises in the property market, to more stimulatory policies by the end of the half. Inflation has now decelerated in China, although the government remains keen to keep the property market under tight control. This lower inflation has allowed the central bank to cut the banks' reserve requirement ratio several times during the half, making additional capital available to flow out of the central bank and into the economy. Towards the end of the half, the central bank allowed two cuts in benchmark interest rates, when it became clear that economic activity was continuing to slow.

Growth in the developed world also remained weak, and this hurt growth for Chinese exporters. This weakness was felt across a range of sectors including electronics, materials, industrial goods and textiles. There has also been an impact in terms of capital flows, as volatility in the Eurozone has caused investors to become more cautious on Chinese equities, and withdraw capital from the region in the second quarter.

In China's domestic economy, the economic weakness was manifested in a slowdown in a range of indicators, including retail sales, money supply growth and electricity production. Auto sales remained steady, but much of the sales growth was in luxury vehicles and SUVs, whilst the sales of mass-market sedans grew much less quickly towards the end of the half. Despite the monetary easing, new loan growth remains stubbornly slow, suggesting that the problem is with the demand for, rather than the supply of credit. There has been some fiscal stimulus so far, but this has not been on the scale of the stimulus of 2008-9. There has been some good news, in that there has so far not been a wave of non-performing loans or bankruptcies amongst the property developers, and falling interest rates make this less likely still.

CHINA & HONG KONG FUND

2.  Portfolio Position

The portfolio remained focused on domestic-led growth in China, driven by the rise of middle-class consumption. This has translated into a focus on the upstream Energy, Materials and Industrials stocks which are helping to build China's middle class society.

Exporters were less well represented in the portfolio, and this is likely to remain the case until value emerges in this sector, and there are clear signs of a turnaround for growth in the developed world.

There was no change in the Fund's positioning over the review period.

3.  Outlook

Stimulating economic growth remains a high priority for the Chinese government, and the State Council is likely to take such measures as are needed to keep to the stated target of 7-8% real GDP growth for the medium term. There is a growing understanding that perhaps the administrative tightening policies since 2010 went too far, and this has contributed to the current slowing in economic growth. However, growth remains broadly on target, and policy measures are now being taken which should keep future growth on track. Fiscal action is coming forward slowly, but action is likely to be targeted, and will not be on the scale of the stimulus plan of 2009.

Two of the key sectors which the government needs to keep on track are construction and autos. On construction, even though property prices remain under pressure, developer sales picked up sharply in May and June, whilst the affordable housing programme continues to drive demand. Auto sales remain steady, but lack the momentum of previous quarters, and there has been some inventory build in mass-market sedans. The government recently announced a subsidy program for vehicles with engines under 1.6 litres to help catalyse new demand for sedans.

We continue to prefer stocks related to domestic demand, rather than exports, whilst the upstream materials, industrials and energy stocks could have the bad news of slower growth well reflected. Direct consumption stocks have also started to come back to more sensible valuations, and these could be attractive in the second half of the year.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market capitalization-weighted index that is comprised of the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Hang Seng Index is a barometer of the Hong Kong Stock Market, whose aggregate market capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2012
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	37
Portfolio Turnover:	0.0%
% of Stocks in Top 10:	45.4%
Fund Managers:
Edmund Harriss
James Weir

Top 10 Holdings (% of net assets)
Soho China Ltd.	5.5%	Lenovo Group Ltd.	4.4%
CNOOC Ltd.	5.1%	Kunlun Energy Co., Ltd.	4.3%
Weichai Power Co., Ltd. - H Shares	5.1%	China Mobile Ltd.	4.3%
Tencent Holdings Ltd.	4.4%	NetEase Inc. - ADR	4.0%
PetroChina Co., Ltd. - H Shares	4.4%	Beijing Enterprises Holdings Ltd.	3.9%
Sector Breakdown (% of net assets)
Commercial Banks	14.5%	Telecommunication Equipment	3.6%
Oil - Exploration & Production	9.5%	Metal - Copper	3.1%
Web Portals/ISP	6.0%	Distribution/Wholesale	3.0%
Auto-Cars/Light Trucks	5.7%	Exchange Traded Funds	3.0%
Real Estate Operations/Development	5.6%	Power Conversion/Supply Equipment	2.2%
Auto/Truck Parts & Equipment	5.1%	Airlines	1.9%
Coal	4.9%	Energy - Alternate Sources	1.9%
Internet Application Software	4.5%	Real Estate Management/Service	1.9%
Computers	4.4%	Chemicals - Other	1.3%
Oil - Integrated	4.4%	Public Thoroughfares	1.0%
Cellular Telecommunications	4.3%	Machinery - General Industries	0.7%
Gas - Distribution	3.9%	Retail - Apparel	0.1%
Building Products	3.7%

SCHEDULE OF INVESTMENTS
at June 30, 2012 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 100.2%	Value
Airlines: 1.9%
1,843,000	Cathay Pacific Airways Ltd.	$2,981,131
Auto/Truck Parts & Equipment: 5.1%
1,945,600	Weichai Power Co., Ltd. - H Shares*	7,781,236
Auto – Cars/Light Trucks: 5.7%
3,634,000	Dongfeng Motor Group Co., Ltd. - H Shares	5,665,118
3,695,078	Guangzhou Automobile Group Co. Ltd. - H Shares*	3,109,765
		8,774,883
Building Products: 3.7%
993,000	Anhui Conch Cement Co Ltd - H Shares	2,723,709
6,705,000	China Liansu Group Holdings Ltd.	2,924,529
		5,648,238
Cellular Telecommunications: 4.3%
601,000	China Mobile Ltd.	6,605,298
Chemicals – Other: 1.3%
1,026,000	Kingboard Chemical Holdings Ltd.	1,994,930
Coal: 4.9%
1,018,000	China Shenhua Energy Co Ltd - H Shares	3,596,702
2,528,200	Yanzhou Coal Mining Co., Ltd. - H Shares	3,880,187
		7,476,889
Commercial Banks: 14.5%
1,953,000	BOC Hong Kong Holdings Ltd.	5,997,766
7,358,670	China Construction Bank Corp. - H Shares	5,073,611
113,281	Dah Sing Financial Holdings Ltd.	354,191
546,691	HSBC Holdings PLC	4,901,084
7,872,330	Industrial & Commercial Bank of China - H Shares	4,402,011
157,400	Wing Hang Bank Ltd.	1,525,416
		22,254,079
Computers: 4.4%
7,938,000	Lenovo Group Ltd.	6,772,774
Distribution/Wholesale: 3.0%
2,623,000	Digital China Holdings Ltd.	4,617,254
Energy – Alternate Sources: 1.9%
755,000	JA Solar Holdings Co. Ltd. - ADR*	777,650
460,800	Renesola Ltd. - ADR*	580,608
241,500	Trina Solar Ltd. - ADR*	1,535,940
		2,894,198
Exchange Traded Funds (ETFs): 3.0%
5,945,600	db x-trackers - CSI300 INDEX ETF - 2D	4,614,201

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.2% (Continued)	Value
Gas – Distribution: 3.9%
994,000	Beijing Enterprises Holdings Ltd.	$5,999,641
Internet Application Software: 4.5%
231,000	Tencent Holdings Ltd.	6,821,547
Machinery – General Industries: 0.7%
3,510,000	Chen Hsong Holdings†	1,045,527
Metal – Copper: 3.1%
2,142,000	Jiangxi Copper Co., Ltd. - H Shares	4,753,358
Oil – Integrated: 4.4%
5,234,000	PetroChina Co., Ltd. - H Shares	6,811,111
Oil – Exploration & Production: 9.5%
3,913,000	CNOOC Ltd.	7,893,655
4,146,000	Kunlun Energy Co., Ltd.	6,654,749
		14,548,404
Power Conversion/Supply Equipment: 2.2%
1,622,000	Dongfang Electric Corp., Ltd. - H Shares	3,307,791
Public Thoroughfares: 1.0%
4,054,000	Shenzhen Expressway Co., Ltd. - H Shares	1,485,858
Real Estate Operations/Development: 5.6%
11,103,000	Soho China Ltd.	8,502,959
Real Estate Management/Service: 1.9%
5,945,000	Midland Holdings Ltd.	2,890,919
Retail – Apparel: 0.1%
698,000	Glorious Sun Enterprises Ltd.	216,400
Telecommunication Equipment: 3.6%
464,000	VTech Holdings Ltd.	5,531,860
Web Portals/ISP: 6.0%
105,040	NetEase Inc. ADR*	6,181,604
67,800	Sohu.com Inc.*	3,026,592
		9,208,196
	Total Common Stocks (costs $124,681,854)	153,538,682
	Total Investments in Securities (costs $124,681,854): 100.2%	153,538,682
	Liabilities in Excess of Other Assets: (0.2)%	(236,300)
	Net Assets: 100.0%	$153,302,382

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 0.7% of net assets.

ADR: American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND for the period ended June 30th 2012

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Year	5 Year	Since Inception (June 30, 2004)
Fund	-5.79%	-24.81%	5.95%	-1.72%	11.66%
Benchmark Index:
MSCI World Energy Index	-3.98%	-10.90%	9.08%	-0.89%	9.25%
S&P 500 Index	9.49%	5.43%	16.39%	0.22%	4.37%

The Fund's gross expense ratio is 1.27% per the Summary Prospectus dated May 1, 2012. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.45% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, total returns would have been lower.

The Global Energy Fund in the first six months of 2012 produced a total return of -5.79%. This compares to the price return of the Morgan Stanley Capital International World Energy Index of -3.98%, and underperformance of -1.81%. The Fund was also behind the broad US market which was up over the period, as exemplified by the S&P 500 Index's total return of 9.49%.

2.  Activity

We made relatively few changes to the portfolio in the first half of 2012.

In February we sold our holding in Forest Oil. Our investment in Forest, which began in 2009, was positive overall but the company had been struggling more recently due to its exposure to a weak US gas price in combination with high financial gearing. In its place we purchased a holding in Stone Energy. Stone is a US focused exploration and production company with attractively valued assets, particularly in the Gulf of Mexico. We also sold our research holding in Ithaca Energy, a UK North Sea focused exploration and production company, and switched into Ophir Energy. Ophir is also an exploration and production company, but with particular interest in Equatorial Guinea and offshore East Africa. The investment in Ophir was swiftly rewarded when the company announced significant finds of gas in offshore Tanzania in March.

ConocoPhillips spun off its refining business Phillips 66 at the beginning of May, meaning that we now have a holding in ConocoPhillips and a holding in Phillips 66. We also added to our research portfolio in May: we took a small position in Cluff Natural Resources, a UK-listed company looking to buy acreage in the UK North Sea.

3.  Portfolio Position

The Fund at June 30 2012 was on an average price to earnings ratio (PE) versus the S&P 500 Index at 1,362 as set out in the table. (Based on S&P 500 'operating' earnings per share estimates of $49.5 for 2008, $56.9 for 2009, $83.8 for 2010, $96.4 for 2011 and $103.4 for 2012). This is shown in the following table:

	2007		2008		2009		2010		2011		2012
Fund PER	7.4		6.7		14.4		9.3		8.1		8.0
S&P 500 PER	16.5		27.6		24.0		16.3		14.2		13.0
Premium (+)/Discount (-)	-55%		-76%		-40%		-43%		-43%		-38%
Average oil price (WTI $)	$72.2/	bbl	$99.9/	bbl	$61.9/	bbl	$79.5/	bbl	$95.0/	bbl	$90/	bbl (est)

Source: Standard and Poor's; Guinness Atkinson Asset Management

Among the better performers over the first six months of 2012 were our US independent refining stocks. Marathon Petroleum (+34.9%) and Valero Energy (+14.7%) benefited from a more benign environment for refining margins than the market seemed to be expecting, whilst the news that Marathon would be spinning off its midstream assets was also well received. Other stocks that performed particularly well included three of our smaller E&P companies: Penn Virginia (+38.8%), Afren (+22.4%) and Dragon Oil (+19.6%). Each company enjoyed good operational results during the period and were buoyed by the strong oil price.

As a group, onshore US service companies performed the weakest. Patterson (-27.1%), Unit Corporation (-20.5%) and Halliburton (-17.7%) all suffered from a declining US drilling rig count as the weak gas price caused operators to reduce activity. Two of our emerging market energy and petroleum (E&P) companies, Petrominerales (-30.7%) and JKX (-25.5%), also fared poorly, their share prices being knocked back by weak reserves and production news.

There was little clear pattern in performance among the other sectors of the portfolio. The integrated, E&P and other service names all produced their share of winners and losers.

The relative weakness of the energy sector as a whole in the first half of 2012 versus the broad market can be linked to weakness in both oil and natural gas prices. The Brent oil price started the year at $108 and rose strongly to a high in March of $126 before falling sharply to end June at $97 (down by nearly 10% over the period). The unwinding of the oil price to below $100 came as no surprise to us. We consider a fair range today to be between $80 and $100, which supports the wishes of OPEC whilst not impinging too heavily on global economic recovery.

An extremely mild 2011/12 winter in the US drove the natural gas price below $2 for the first time since 2002. We believe the price has now bottomed and is now recovering. By the end of June the price had recovered to $2.74, but was still down 8% over the period. Extreme weakness in the gas price has triggered a reaction to both demand and supply. On the demand side, the price has caused significant coal to gas switching for power generation, whilst gas producers have responded by curtailing drilling activity and shutting in existing production. We believe that the recovery in price is likely to continue over the next 12-18 months, though there will be bumps along the way.

GLOBAL ENERGY FUND

The Sector and Geographic weightings of the portfolio at June 30th 2012 and December 31st 2011 were as follows:

Sector Breakdown
	30th June 2012	31st Dec 2011
Integrated Oil & Gas	36.1	39.7
Oil & Gas Exploration & Production	43.5	41.4
Oil & Gas Drilling	6.2	6.0
Oil & Gas Equipment & Services	6.1	6.6
Coal & Consumable Fuels	0.0	0.0
Oil & Gas Refining & Marketing	6.9	4.8
Construction & Engineering	0.4	0.4
Solar	1.3	1.2
Cash	-0.5	-0.1
Total	100.0	100.0
Geographic Breakdown
	30th June 2012	31st Dec 2011
US	55.3	54.3
Canada	12.2	13.6
UK	10.6	9.8
Latin America, Hong Kong & Russia	3.3	3.7
Europe	19.1	18.7
Singapore	0.0	0.0
Cash	-0.5	-0.1
Total	100.0	100.0

4.  Market Background

Three concerns have dominated energy markets since the start of 2012: Iran related oil supply fears, US shale gas over-production and reduced demand effects in the US and Europe from higher oil and gasoline prices. To these, in May and June, was added a sudden concern about a stalling global economic recovery triggered by Grexit fears (Greece exiting the Euro), a Spanish banking/debt crisis and data from China suggesting slowing growth. Oil bears then latched onto another oil price weakener – growing oil shale production in the US.

During June, as a result of a sharp sell-off in the oil price, concerns about oil and gasoline demand subsided. In the natural gas market, evidence that large-scale coal to gas switching was occurring has allayed some of the short-term fears over US shale gas overproduction. The odds on some compromise with Iran also continued to improve slightly. However, the market seems to be in a worrying frame of mind and fears of Euro-crunch and China hard landing remained front of mind until very near the end of the month, when sentiment turned on a sixpence as the European governments agreed that the European Stability Mechanism/Fund could lend to troubled European banks directly.

Factoring in all of this, our conviction has been growing that a turning point for both oil and US natural gas prices is upon us.

In essence, for oil, the 'no big spike' scenario is winning. Saudi over production is both driving the oil price down towards $90 in order to help force Iran to the negotiating table and this price weakness is also unwinding the price demand destruction seen when

US gasoline approached $4/gallon. At the same time, as WTI and Brent oil prices are falling back, they are converging somewhat. The convergence trend reflects progress being made in the US to iron out infrastructure bottlenecks created by rising US onshore and increased Canadian oil sands production.

For the moment the rate of recovery in Libyan production, the level of supply disruption in Yemen, Sudan, Syria and Nigeria and the rate of supply adjustment in Saudi, Kuwait and United Arab Emirates (UAE) in response now sit at centre stage. It will drive the evolution of inventories and oil prices over the next 9 months more than the changing picture in global demand or the rest of non-OPEC supply (including US oil shale production growth). As regards the growing fears of global economic slowdown whether from Eurozone slumping or China hard landing – we do not entertain these fears as greatly as many. Our view is that the European authorities should be easily able to prevent another banking crisis and business cycle recovery forces should slowly work their medicine. The European Stability Mechanism activation at the end of June is an example of what we mean here. In China also, pundits have been crying wolf for a long time. Moderation in growth yes; hard landing no. China is an extremely competently managed economy. And Chinese consumers inter alia increasing their vehicle ownership from 70 per thousand to 400 per thousand (US 750) is what is going to drive the economy. The prosperity of the car factory workers, the repair garages and the filling station employees spreads out through the economy as they spend their income. In our view it all points to potential oil prices in the $80-100 range: a comfort zone for Saudi et al.

On US gas our view persists that the current sub $3/1000 cubic feet (Mcf) gas prices cannot continue for too long. Indeed it is nearly over. We continue to point to the extreme levels of divergence from traditional oil per barrel/gas per Mcf and coal per tonne/gas per Mcf ratios – these used to be in the 6-10x range now both are over 20x, as well as to gas prices in Europe and Asia which are 100% and 200% higher than in North America. Extreme ratios have rarely lasted.

Supply growth is now being constrained by the significant (now over 40%) cut in dry gas drilling activity (or 35% net if the effect of increased oil shale drilling is factored in). The high marginal cost of the marginal shale Mcf has eventually caused this which in turn caused falling gas production from existing fields. Eventually the reduced drilling activity may become enough to compensate for the extra supply coming from hold-by-drilling activity and production of what is effectively "associated" gas in liquids rich shale beds and from new shale oil fields. However, how soon this will have a large enough effect to rebalance the market is the big question. With the gas rig count now in the 500-600 range (it was at 534 at month end versus an average of 918 between August 2010 and October 2011) that should do it by the end of 2012 or latest mid-2013.

Notwithstanding the weak gas price and oil price sell off the likelihood is that energy equity earnings in 2012, albeit down on 2011, should exceed those in 2010. It is important to appreciate that the gas heavy E&Ps which are hurt by the weak gas price are energetically moving into oil to compensate.

The super-majors, to our way of thinking, are not expensive and non-majors have become increasingly good value thanks to both to the 2H 2011 and now 2Q 2012 corrections. All this of course assumes the oil price stabilizes around the 5 yr moving average price of $92 (blended Brent/WTI) and the gas price in due course recovers. Suffice it to say this is in our view what is likely to occur.

5.  Outlook

So what does this all mean for the Fund?

The Fund, based on consensus estimates, is on a 2012 P/E ratio of 7.5x at June 30 2012 (2010 pre Libya/Iran crises P/E of 8.7x), which is well below the broad market's 13.2x (S&P500 at 1,362 with 2012 forecast EPS of $103.4). Because of the weakness in gas and recently in oil a Fund PER which looks back at 2010 earnings giving a PER of 8.7x versus S&P 2012 13.2x gives a good way of analysing current cheapness, in our view. The discount is 34% giving a potential upside versus the broad market of 52% when energy PERs close the gap with the broad market which history indicates they will when the current oil price and long run market expectations for the oil price come together. The chart above says to us that $92 oil is around where that could happen. This represents a tripling in the real oil price from the cheap oil 1985-2002 period.

Energy equities are also one of the better inflation hedges. If we see dollar inflation of 30/50% over the next decade it will be surprising if oil and gas prices do not rise by a comparable percentage over that timeframe.

GLOBAL ENERGY FUND

Overall, the Fund continues to seek to be well placed to benefit from the commodity price environment described above and to give investors exposure to long-run rising oil and natural gas prices.

Tim Guinness	20	July 2012

Will Riley  Ian Mortimer

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors. Should the prices of energy (oil, gas, electricity) or alternative energy decline, this would likely have a negative affect on the Fund's holdings. Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign or emerging markets. Specific risks include the risk of expropriation of assets and higher volatility among other risks.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing the current price of the stock by the company's trailing 12 months' earnings per share.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2012
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	48
Portfolio Turnover:	3.8%
% of Stocks in Top 10:	35.6%
Fund Managers:
Timothy W. N. Guinness
Ian Mortimer
Will Riley

Top 10 Holdings (% of net assets)
Valero Energy Corp.	3.9%	Apache Corp.	3.5%
BP PLC	3.7%	Total SA	3.5%
Chevron Corp.	3.6%	OMV AG	3.5%
ENI SpA	3.6%	Marathon Oil Corp.	3.4%
Royal Dutch Shell PLC - Class A	3.5%	Nexen, Inc.	3.4%
Sector Breakdown (% of net assets)
Oil & Gas - Integrated	39.8%	Oil Refining & Marketing	6.0%
Oil & Gas - Exploration & Production	40.4%	Energy - Alternate Sources	1.3%
Oil & Gas - Field Services	6.5%	Machinery - General Industries	0.1%
Oil & Gas - Drilling	6.3%

SCHEDULE OF INVESTMENTS
at June 30, 2012 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 100.4%	Value
Energy – Alternate Source: 1.3%
557,100	JA Solar Holdings Co. Ltd. - ADR*	$573,813
149,600	Trina Solar Ltd. - ADR*	951,456
		1,525,269
Machinery – General Industries: 0.1%
182,956	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares	58,423
Oil & Gas – Drilling: 6.3%
1,658,322	Cluff Natural Resources*†	139,598
186,370	Patterson-UTI Energy, Inc.	2,713,547
14,930	Transocean Ltd.	667,819
104,897	Unit Corp.*	3,869,650
		7,390,614
Oil & Gas – Exploration & Production: 40.4%
1,000,900	Afren PLC*	1,625,555
46,709	Apache Corp.	4,105,254
677,083	Bayfield Energy Holdings PLC*	160,911
129,000	Canadian Natural Resources Ltd.	3,460,358
79,870	Carrizo Oil & Gas Inc.*	1,876,146
207,600	Chesapeake Energy Corp.	3,861,360
86,460	Coastal Energy Co.*	1,137,967
66,100	Devon Energy Corp.	3,833,139
238,550	Dragon Oil PLC	2,023,067
575,230	JKX Oil & Gas PLC†	909,953
156,000	Marathon Oil Corp.	3,988,920
122,886	Newfield Exploration Co.*	3,601,789
234,515	Nexen, Inc.	3,971,161
44,335	Noble Energy Inc.	3,760,495
72,285	Ophir Energy PLC*	656,611
192,000	Pantheon Resources PLC*†	20,673
234,700	Penn Virginia Corp.	1,722,698
130,500	Petrominerales Ltd.	1,474,069
464,700	SOCO International PLC*	2,115,271
88,900	Stone Energy Corp*	2,252,726
80,000	Triangle Petroleum Corp.*	446,400
362,740	WesternZagros Resources Ltd.*	324,225
		47,328,748
Oil & Gas – Field Services: 6.5%
126,100	Halliburton Co.	3,579,979
213,380	Helix Energy Solutions Group, Inc.*	3,501,566
84,900	Kentz Corp Ltd.	505,021
		7,586,566

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.4% (Continued)	Value
Oil & Gas – Integrated: 39.8%
645,300	BP PLC	$4,323,603
40,500	Chevron Corp.	4,272,750
61,928	ConocoPhillips	3,460,537
197,500	ENI SpA	4,214,929
204,000	Gazprom OAO - ADR	1,931,088
82,143	Hess Corp.	3,569,113
128,838	OMV AG	4,044,649
2,939,000	PetroChina Co., Ltd. - H Shares	3,824,580
30,964	Phillips 66*	1,029,243
122,220	Royal Dutch Shell PLC - Class A	4,130,073
163,050	Statoil ASA	3,898,857
135,876	Suncor Energy, Inc.	3,929,073
90,900	Total SA	4,102,249
		46,730,744
Oil Refining & Marketing: 6.0%
55,050	Marathon Petroleum Corp.	2,472,846
189,099	Valero Energy Corp.	4,566,741
		7,039,587
	Total Common Stocks (cost $130,912,399)	117,659,951
Warrants: 0.0%
829,161	Cluff Natural Resources., Expiration 5/22/15, Excerise price £ 0.10*†	—
	Total Warrants (cost $0)	—
	Total Investments in Securities (cost $130,912,399): 100.4%	117,659,951
	Liabilities in Excess of Other Assets: (0.4)%	(480,570)
	Net Assets: 100.0%	$117,179,381

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 0.9% of net assets.

ADR: American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND for the period ended June 30, 2012

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Year	5 Year	10 Year
Fund	10.10%	0.09%	14.61%	-0.14%	7.82%
Benchmark Index:
S&P 500 Index	9.49%	5.43%	16.39%	0.22%	5.32%
NASDAQ Composite Index	13.32%	7.06%	18.16%	3.46%	8.08%

The Fund's gross expense ratio is 1.42% per the Summary Prospectus dated May 1, 2012. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.55% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, total returns would have been lower.

The Global Innovators Fund in the first six months of 2012 produced a return of 10.10%. The Fund outperformed the S&P500 Index by 0.61% and underperformed the NASDAQ Index by 3.22% over the period.

The year started strongly with equity markets continuing to rebound from the recent lows seen at the end of the third quarter 2011. In the first quarter of 2012 the Fund was up 17.95%, versus the S&P500 up 12.59% and the NASDAQ up 18.98%. Some of these gains were then given up in the second quarter as investor confidence declined with a raft of weaker economic indicators and European sovereign worries resurfacing; in the second quarter of 2012 the Fund was down 6.65%, versus the S&P500 down 4.76% and the NASDAQ down 2.75%.

2.  Activity

We made only one change to the portfolio during the period; in April we sold our position in Apple.

We bought Apple almost exactly a year ago, in March 2011, when we saw good value in the company based on our predictions that it would realise strong growth in demand for its emerging iPad technology and its continued expansion into the Chinese and Asian markets. Over the year we witnessed extraordinary revenue and earnings expansion, with top line sales rising from $24.7bn in the second quarter of 2011 to over $39.2bn in the equivalent quarter of 2012 – a rise of some 58% over a single year. The share price reflected this rise, moving from approximately $350 per share in March 2011 to a peak of $636 per share in April 2012 – a point at which the market capitalization of the company touched $590bn. We sold our position at $625 per share (slightly before the peak) as we believed the market had begun to price in earnings growth for 2013 and beyond that we felt were at unsustainable levels considering the extraordinarily rapid rise we had witnessed in such a short space of time and the size the company had reached. Apple remains a very strong company and we are certain we will see continued innovation of their products in the future. However, for now we are happy to remain on the side lines and will monitor closely their ability to meet ever higher sales expectations.

3.  Portfolio Position

The portfolio on the 30 June, by our calculations, had a PER of 11.9X (2011) and 14.1X (2012) versus the S&P500 index at 14.1X (2011) and 13.2X (2012). Furthermore the stocks held by the portfolio were at that date on average 62% undervalued (i.e. 62% scope for appreciation) versus the market when we applied our discounted cash flow model to the individual constituents.

As of June 30, 2012, 43.5% of the portfolio is invested in the IT sector which is a slight decrease compared to December 31st 2011 due to the sale of Apple in the period. Our exposure to all other sectors remained broadly in line.

Sector Allocation
Consumer Discretionary	12.2%	Information Technology	43.5%
Consumer Staples	0.0%	Materials	0.0%
Energy	3.6%	Telecommunication Services	8.0%
Financials	16.4%	Utilities	0.0%
Health Care	4.6%	Cash	0.5%
Industrials	11.6%
			100.0%

4.  Outlook

Our outlook for the remainder of the year is somewhat cautious. The first half of 2012 has been remarkably similar to that of 2011 with the broad market moving upwards, but with sustained high volatility throughout. Investors continued to search for meaning in the myriad economic data points released and tried to ascertain the effects of numerous political responses to the enduring debt crisis in Europe. In the US we saw weaker data in the housing market, personal income, and manufacturing alongside some, albeit grudging, improvements in employment. GDP growth in the US for the first quarter was 2.2% which represents a middling outcome and suggests that it is unlikely we will see a quick return to stronger growth in current quarter. Europe remains in focus as more countries in the 17 nation euro zone officially entered a recession, the political instability in Greece continues following the inconclusive elections, and investors begin to focus once again on sovereign issues in Spain and Italy. In the emerging markets China GDP growth in absolute terms remains high, although we see some signs that this is slowing too.

To mitigate this, our focus is on quality innovative companies that are well positioned to weather economic fluctuations. We like companies that have shown the ability to consistently earn high levels of return on capital over a prolonged period and remain on the lookout for companies whose valuations have been dragged down indiscriminately by the recent turmoil.

Matthew Page  Ian Mortimer  July 2012

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2012
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	27
Portfolio Turnover:	0.0%
% of Stocks in Top 10:	44.6%
Fund Managers:
Timothy W. N. Guinness
Ian Mortimer
Matthew Page

Top 10 Holdings (% of net assets)
Samsung Electronics Co., Ltd. - GDR	6.3%	CenturyLink, Inc.	4.1%
eBay, Inc.	4.7%	State Street Corp.	4.1%
Comcast Corp. - Class A	4.6%	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	4.0%
Gilead Sciences, Inc.	4.5%	TD Ameritrade Holding Corp.	4.0%
Capital One Financial Corp.	4.3%	IntercontinentalExchange, Inc.	4.0%
Sector Breakdown (% of net assets)
Electronics	17.8%	Finance - Other Services	4.0%
Commerical Banks	8.3%	Machinery	3.9%
Semiconductor	8.0%	Web Portals/ISP	3.9%
Telecommunications	8.0%	Computer Aided Design	3.8%
Prepackaged Software	6.9%	Diversified Manufacturing Operations	3.8%
E-Commerce	4.7%	Oil - Integrated	3.6%
Cable/Satellite TV	4.6%	Retail	3.3%
Medical - Biomedical/Genetics	4.5%	Wireless Equipment	1.4%
Automobile Manufacturers:	4.3%	Computers	0.8%
Finance - Investment Banker/Broker	4.0%

SCHEDULE OF INVESTMENTS
at June 30, 2012 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.6%	Value
Automobile Manufacturers: 4.3%
19,940	Honda Motor Co., Ltd. - ADR	$691,120
8,740	Toyota Motor Corp. - ADR	703,395
		1,394,515
Cable/Satellite TV: 4.6%
45,850	Comcast Corp. - Class A	1,465,825
Commercial Bank: 8.3%
25,050	Capital One Financial Corp.	1,369,233
29,174	State Street Corp.	1,302,327
		2,671,560
Computer Aided Design: 3.8%
58,310	Parametric Technology Corp.*	1,222,178
Computers: 0.8%
36,660	Research In Motion Ltd.*	270,917
Diversified Manufacturing Operations: 3.8%
23,750	Danaher Corp.	1,236,900
E-Commerce: 4.7%
35,930	eBay, Inc.*	1,509,419
Electronics: 17.8%
47,020	Intel Corp.	1,253,083
17,110	L-3 Communications Holdings, Inc.	1,266,311
85,395	NVIDIA Corp.*	1,180,159
3,750	Samsung Electronics Co., Ltd. - GDR	2,012,237
		5,711,790
Finance – Investment Bank/Broker: 4.0%
76,080	TD Ameritrade Holding Corp.	1,293,360
Finance – Other Services: 4.0%
9,440	IntercontinentalExchange, Inc.*	1,283,651
Machinery: 3.9%
12,580	Roper Industries, Inc.	1,240,136
Medical – Biomedical: 4.5%
28,330	Gilead Sciences, Inc.*	1,452,762
Oil – Integrated: 3.6%
28,280	BP PLC - ADR	1,146,471
Prepackaged Software: 6.9%
20,890	Check Point Software Technologies*	1,035,935
39,680	Oracle Corp.	1,178,496
		2,214,431

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.6% (Continued)	Value
Retail: 3.3%
50,330	Best Buy Co., Inc.	$1,054,917
Semiconductor: 8.0%
110,990	Applied Materials, Inc.	1,271,946
92,729	Taiwan Semiconductor Manufacturing Co., Ltd - ADR	1,294,497
		2,566,443
Telecommunications: 8.0%
33,577	CenturyLink, Inc.	1,325,956
44,045	Vodafone Group PLC - ADR	1,241,188
		2,567,144
Web Portals/ISP: 3.9%
100,290	Blucora Inc.*	1,235,573
Wireless Equipment: 1.4%
216,422	Nokia OYJ - ADR	447,994
	Total Common Stocks (cost $36,268,810)	31,985,986
	Total Investments in Securities (cost $36,268,810): 99.6%	31,985,986
	Other Assets less Liabilities: 0.4%	144,324
	Net Assets: 100.0%	$32,130,310

*  Non-income producing security.

ADR: American Depository Receipt

GDR: Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

INFLATION MANAGED DIVIDEND FUND for the period ended June 30, 2012

1.  Performance

TOTAL RETURN

Since Inception (March 30, 2012) (Actual)
Fund	-2.14%
Benchmark Index:
MSCI World Index	-4.85%

The Fund's gross expense ratio is 0.92% per the Summary Prospectus dated May 1, 2012. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 0.68% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least March 31, 2015. To the extent that the Advisor waives fees, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, total returns would have been lower.

The Inflation Managed Dividend Fund was launched on March 30, 2012 and as such has performance data for three months only.

Since the Fund's inception (March 30 2012 to June 30 2012) the Fund was down 2.14%, versus the MSCI World Index which was down 4.85%. The Fund therefore outperformed the Index by 2.71% over that period.

2.  Activity

We made no changes to the portfolio during the period.

3.  Portfolio Position

The portfolio on the 30 June, by our calculations, had a PER of 11.4X (2012) versus the S&P500 index at 13.2X (2011) and the MSCI World Index at 12.7X (2012). Furthermore the stocks held by the portfolio were at that date on average 27% undervalued (i.e. 27% scope for appreciation) versus the market when we applied our discounted cash flow model to the individual constituents.

The table below shows the sector allocation of the fund as of June 30, 2012. The largest weighting is to the consumer discretionary sector at 33.0%. The fund currently has no exposure to materials or utilities.

Sector Allocation
Consumer Discretionary	5.6%	Information Technology	6.2%
Consumer Staples	33.0%	Materials	0.0%
Energy	5.6%	Telecommunication Services	8.6%
Financials	14.1%	Utilities	0.0%
Health Care	15.4%	Cash	0.4%
Industrials	11.5%
			100.0%

INFLATION MANAGED DIVIDEND FUND

4.  Dividend

The Fund paid a dividend of $0.10 per share for the quarter ended June 30 2012.

5.  Outlook

Given the volatility seen over the first half of the year the Fund has performed as we would have expected since its launch at the end of March. Our focus on companies that achieve consistently high return on capital, coupled with our somewhat bleak outlook for economic growth in the medium term, has lead us to identify companies with, in our opinion, strong brands, scale, geographic diversification and sustainable profitability. Therefore the performance of the Fund slightly lagged the index during the sharp rally in June but outperformed the index during the declines seen in April and May.

In many ways the first half of 2012 felt much like 2011 with initial optimism being supported by encouraging economic data from the US, only for both of these to disappear in the second quarter and market attention to focus on eurozone sovereign debt, banking liquidity, and political responses to these issues.

What has significantly changed is economists' forecasts of GDP growth around the world. In June 2011 economists were forecasting 2012 GDP in the US to be 2.9% which has since fallen to 2.2% today, while 2012 GDP forecasts for Germany and the UK were both 2.0% while today they are flirting with recession at 0.9% and 0.2% respectively. This time last year economists were forecasting 2012 GDP growth in Spain at 1.4% which have fallen 3.1% to -1.7%. Much of Europe is now clearly in a recession and this will be having a knock on effect around the world.

We believe our approach to identifying stocks is well suited to current economic conditions. The characteristics of these companies should provide a reasonable degree of downside price protection to market fears, whilst at the same time being best placed to continue to potentially generate fairly steady economic profits in times of slow economic growth and uncertainty.

Matthew Page  Ian Mortimer  July 2012

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund invests in small- or mid-cap companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index is unmanaged, not available for investment and do not incur expense.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2012
GUINNESS ATKINSON INFLATION MANAGED DIVIDEND FUNDTM

# of Holdings in Portfolio:	34
Portfolio Turnover:	0.0%
% of Stocks in Top 10:	29.6%
Fund Managers:
Ian Mortimer
Matthew Page

Top 10 Holdings (% of net assets)
Telefonica SA	3.0%	Coca-Cola Co/The	3.0%
Kraft Foods Inc. - Class A	3.0%	Pfizer Inc.	2.9%
Total SA	3.0%	Illinois Tool Works Inc.	2.9%
Sanofi	3.0%	Reynolds American Inc.	2.9%
Abbott Laboratories	3.0%	Deutsche Boerse AG	2.9%
Sector Breakdown (% of net assets)
Pharmaceuticals	14.7%	Electronic Measure Instruments	2.9%
Food-Misc/Diversified	8.8%	Electronics - Military	2.9%
Beverages - Non-alcoholic	5.9%	Finance - Investment Banker/Broker	2.9%
Oil Company - Integrated	5.9%	Finance - Other Services	2.9%
Aerospace/Defense	5.9%	Insurance Brokers	2.9%
Tobacco	5.9%	Invest Management/Advisory Services	2.9%
Cellular Telecommunications	5.8%	Life/Health Insurance	2.9%
Diversified Manufactured Operations	3.0%	Retail - Discount	2.9%
Telephone - Integrated	3.0%	Soap & Cleaning Products	2.9%
Apparel Manufacturers	2.9%	Toys	2.9%
Applications Software	2.9%	Food-Wholesale/Distribution	1.5%
Cosmetics & Toiletries	2.9%

SCHEDULE OF INVESTMENTS
at June 30, 2012 (Unaudited)

GUINNESS ATKINSON INFLATION MANAGED DIVIDEND FUNDTM

Shares	COMMON STOCKS: 98.1%	Value
Australia: 1.5%
6,940	Metcash Ltd	$24,022
Britain: 29.1%
11,560	Aberdeen Asset Management PLC	47,079
1,050	AstraZeneca PLC	46,916
7,200	Halma PLC	47,301
8,850	ICAP PLC	46,854
1,220	Imperial Tobacco Group PLC	46,942
7,760	Meggitt PLC	47,059
890	Reckitt Benckiser Group PLC	46,904
1,390	Unilever PLC	46,674
16,740	Vodafone Group PLC	47,033
1,300	Willis Group Holding PLC	47,437
		470,199
France: 8.8%
760	Danone SA	47,142
630	Sanofi	47,774
1,060	Total SA	47,837
		142,753
Germany: 2.9%
880	Deutsche Boerse AG	47,496
Hong Kong: 2.9%
860	China Mobile Ltd. - ADR	47,016
Netherlands: 2.9%
1,390	Royal Dutch Shell PLC - Class A	46,971
Spain: 3.0%
3,630	Telefonica SA	47,891

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.1% (Continued)	Value
United States: 47.0%
740	Abbott Laboratories	$47,708
1,110	Aflac Inc.	47,275
610	Coca-Cola Co/The	47,696
720	General Dynamics Corp.	47,491
900	Illinois Tool Works Inc.	47,601
700	Johnson & Johnson	47,292
1,240	Kraft Foods Inc. - Class A	47,889
640	L-3 Communications Holdings Inc.	47,366
1,450	Mattel Inc.	47,038
1,550	Microsoft Corp.	47,414
670	PepsiCo Inc.	47,342
2,070	Pfizer Inc.	47,610
770	Procter & Gamble Co/The	47,162
1,060	Reynolds American Inc.	47,563
350	VF Corp.	46,707
680	Wal-Mart Stores Inc.	47,410
		758,564
	Total Common Stocks (cost $1,620,515)	1,584,912
	Total Investments in Securities (cost $1,620,515): 98.1%	1,584,912
	Other Assets less Liabilities: 1.9%	30,591
	Net Assets: 100.0%	$1,615,503

ADR: American Depository Receipt

The accompanying notes are an integral part of these financial statements.

RENMINBI YUAN & BOND FUND report for the period ended June 30 2012

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURN

	6 Months (Actual)		Since Inception (June 30, 2011)
Fund	0.24%		0.40%
Comparisons:
RMB Cash Offshore (CNH)*	-0.24	%*	1.66	%*
RMB Cash Onshore (CNY)*	-0.93	%*	1.73	%*
BOCHK Offshore RMB Bond Index	3.43%		-0.29%

*Net change in exchange rate versus U.S. dollar.

The Fund's gross expense ratio is 0.92% per the Summary Prospectus dated May 1, 2012. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 0.90% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would have been lower.

The Fund rose 0.24% over the period and is up 0.40% since launch. The offshore renminbi declined 0.24% but is still 1.66% higher against the dollar than a year ago. The bond portfolio which now accounts for 40% of the Fund contributed positively as yields recovered from the lows of last year.

The onshore exchange rate (CNY) remained flat against the dollar for the first four months of the year before weakening a little and the offshore CNH rate has followed suit and the gap between the two rates has narrowed. At the same time however, China has introduced greater volatility into the onshore exchange rate by widening the trading band around the rate set each day by the central bank from 0.5% above and below the daily fixed rate to 1%. Market forces are now having a greater impact on the direction of the currency.

There is no doubt that the initial excitement that greeted the launch of the offshore renminbi market has cooled in recent months. However, progress toward the long term goal of making the currency internationally usable, by means of trade settlement and encouraging investment, has continued.

The pool of renminbi deposits has declined from its peak but has steadied this year at $87 billion. It reflects an opening up of channels through which renminbi can move between the onshore and offshore markets. Cross-border renminbi trade settlements reached RMB580.4 billion (bn) in the first three months of 2012 rising by 61% compared to the same period in 2001. Renminbi denominated foreign direct investment accelerated to RMB47bn in the quarter, compared with RMB90.72bn for the full year of 2011.

Other moves to increase activity include the expansion of the Qualified Foreign Institutional Investor (QFII) scheme from $30 billion which was all taken up by January this year to $80 billion. The Renminbi-settled version of the QFII scheme, known as the RQFII scheme, has also been raised from RMB20 billion to RMB70 billion ($11.1 billion). This expansion won't be allocated immediately but there is a clear message, in our opinion that China's onshore capital markets continue to open up.

The result of these evolving market conditions has been an improvement in the rate of interest available on deposits as deposit growth has slowed and offshore renminbi banking business has picked up; this obliges banks to pay better rates of interest to secure renminbi funding.

The offshore bond market has also seen changes. High grade issuers ranging from the Chinese government, to multinational issuers as well as higher grade Chinese corporate issuers have all had to offer higher coupons this year. Investors are now differentiating between issues and no longer view these instruments as simply a currency play. This is a healthy development in our view. The market for high yield issuers has been much more subdued. Yields on outstanding unrated bonds have rallied this year but buyers remain cautious on this segment. The spread between market makers' bid and offer prices in high yield bonds reflects this caution.

2.  Portfolio Position

The average duration of the bond portfolio was just under 2.5 years. The bond portfolio accounted for 41% of the fund putting the average portfolio duration at 1.29 years.

The allocation reflects our desire to keep credit risks low and to allow the market time to develop. We have therefore concentrated on higher quality names looking at both the strength of the issuer as well as the structure of the bond offering. The quality of both in the market have improved over the past year and as yields have become more attractive we have added to bond positions since the end of 2011 adding both international and Chinese issues.

3.  Outlook and Strategy

China's economy is under pressure from a combination of weak external demand, overcapacity in some industrial sectors and uneven financial conditions at a time of political transition to a new leadership. Inflation is low and falling and the trade surplus, although it has widened in the last three months, is expected to moderate from last year coming in at around 2%-3% of GDP. This combination of factors makes it unlikely that we will see much movement in the currency over the next few months.

Much depends on the success of the government's response. The focus once again is on loosening liquidity, boosting the money supply (M1 growth is 3.5% and M2 is growing 13.2% compared to 15% and 18% prior to 2007) and focusing on investment spending. However, there is a clear feeling both inside and outside China that the 2009 stimulus was larger than was necessary and that a sizeable amount was wasted. We believe this means that further policy moves will be incremental.

We expect the interest rate environment in China to remain stable. Inflation is low and the requirement now is to support growth. We therefore feel more comfortable now in adding to duration and although 77% of issues outstanding have maturities of 3 years or less we have seen more offerings at five to fifteen year maturities which give us more opportunities.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in all market capitalization companies, including companies in emerging markets. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments.

The BOCHK Offshore RMB Bond Index tracks the total return performance of offshore renminbi (RMB)-denominated bonds that (i) are issued outside the Mainland of China; and (ii) satisfy a set of pre-specified and transparent eligibility criteria. It includes RMB-denominated bonds issued in the Hong Kong SAR presently and perhaps in other countries or regions in future. The Index was launched on December 31, 2010 with a base value of 100. This index is unmanaged, not available for investment and does not incur expenses.

RENMINBI YUAN & BOND FUND

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2012
GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	19
Portfolio Turnover:	4.2%
% of Stocks in Top 10:	70.1%
Fund Managers:
Edmund Harriss
Tim Guinness

Top 10 Holdings (% of net assets)
Standard Chartered Bank, 0.00%, 11/30/12	12.6%	Caterpillar Financial Services Corp., 1.35%, 07/12/13	4.8%
Bank of China, 2.80%, 10/24/12	12.0%	China Construction Bank, 2.20%, 10/22/12	4.8%
Bank of China, 2.50%, 10/30/12	11.2%	Standard Chartered Bank, 0.00%, 07/25/12	4.0%
Air Liquide Finance SA, 3.00%, 09/19/16	9.5%	HSBC Bank PLC, 2.87%, 04/30/15	3.2%
BP Capital Markets PLC, 1.70%, 09/15/14	4.8%	CNPC Golden Autumn Ltd, 2.55%, 10/26/13	3.2%
Sector Breakdown (% of net assets)
Certificates of Deposit	44.6%	Auto-Cars/Light Trucks	2.8%
Industrial Gases	9.5%	Special Purpose Banks	2.7%
Machinery	6.4%	Food - Retail	1.7%
Oil Company - Integrated	4.8%	Steel - Producers	1.6%
Commercial Banks	3.2%	Manufacturer	0.9%
Oil Company - Exploration & Production	3.2%	Casino/Hotels	0.8%
Real Estate Operator/Developer	2.9%

SCHEDULE OF INVESTMENTS
at June 30, 2012 (Unaudited)

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Principal Amount (CNH)	CORPORATE BONDS: 40.5%	Value
Auto-Cars/Light Trucks: 2.8%
18,000,000	Volkswagen International Finance NV, 2.15%, 05/23/16	$2,779,610
Casino/Hotels: 0.8%
5,000,000	Galaxy Entertainment Group Ltd., 4.63%, 12/16/13	788,376
Commercial Banks: 3.2%
20,000,000	HSBC Bank PLC, 2.87%, 04/30/15	3,177,620
Food-Retail: 1.7%
10,500,000	Tesco PLC, 1.75%, 09/01/14	1,627,376
Industrial Gases: 9.5%
60,000,000	Air Liquide Finance SA, 3.00%, 09/19/16	9,305,116
Machinery: 6.4%
10,000,000	Caterpillar Financial Services Corp., 2.9%, 03/16/14	1,571,224
30,500,000	Caterpillar Financial Services Corp., 1.35%, 07/12/13	4,712,394
		6,283,618
Manufacturer: 0.9%
6,500,000	Singamas Container Holdings Ltd, 4.75%, 04/14/14	932,150
Oil Company – Exploration & Production: 3.2%
20,000,000	CNPC Golden Autumn Ltd, 2.55%, 10/26/13	3,130,933
Oil Company – Integrated: 4.8%
31,000,000	BP Capital Markets PLC, 1.70%, 09/15/14	4,771,950
Real Estate Operator/Developer: 2.9%
18,500,000	Global Logistic Properties Ltd, 3.37%, 05/11/16	2,834,731
Special Purpose Banks: 2.7%
7,000,000	Export Import Bank of China, 3.35%, 6/18/17	1,100,244
10,000,000	Korea Development Bank, 3.30%, 06/21/15	1,568,473
		2,668,717
Steel - Producers: 1.6%
10,000,000	Shanghai Baosteel Group Corp., 3.12%, 12/01/13	1,570,005
	Total Corporate Bonds (cost $40,413,131)	39,870,202

The accompanying notes are an integral part of these financial statements.

Principal Amount (CNH)	SHORT-TERM INVESTMENTS: 44.6%	Value
Certificates of Deposit: 44.6%
75,000,000	Bank of China, 2.80%, 10/24/12	$11,795,698
70,000,000	Bank of China, 2.50%, 10/30/12	10,999,601
30,000,000	China Construction Bank, 2.20%, 10/22/12	4,710,995
80,000,000	Standard Chartered Bank, 0.00%, 11/30/12	12,426,873
25,000,000	Standard Chartered Bank, 0.00%, 07/25/12	3,917,828
	Total Certificates of Deposit (cost $44,141,882)	43,850,995
	Total Investments in Securities (cost $84,555,013): 85.1%	83,721,197
Cash: 13.1%
82,068,310	China Yuan (Offshore): 13.1%	12,907,374
	Other Assets less Liabilities: 1.8%	1,805,258
	Net Assets: 100.0%	$98,433,829

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2012 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$32,367,224	$38,652,293	$3,916,903	$124,681,854
Investments in securities, at value	$13,751,079	$43,029,795	$4,388,593	$153,538,682
Cash	47,951	—	191,349	—
Cash denominated in foreign currency (cost of $26,888, $42,093, $0, and $127,079, respectively)	26,888	42,140	—	127,105
Receivables:
Fund shares sold	4,827	266	18	77,893
Dividends and interest	61,407	181,911	17,966	1,212,210
Due from advisor, net	—	—	2,622	—
Prepaid expenses	9,488	10,190	8,346	16,449
Total assets	13,901,640	43,264,302	4,608,894	154,972,339
Liabilities
Overdraft due to custodian bank	—	162,921	—	1,242,858
Payable for fund shares redeemed	6,211	6,886	—	50,424
Due to advisor, net	6,100	35,188	—	125,274
Accrued administration fees	493	2,208	427	4,980
Accrued shareholder servicing plan fees	1,730	12,319	1,424	64,954
Deferred trustees' compensation	20,891	41,835	12,939	84,897
Other accrued expenses	41,640	52,058	24,232	96,570
Total liabilities	77,065	313,415	39,022	1,669,957
Net Assets	$13,824,575	$42,950,887	$4,569,872	$153,302,382
Number of shares issued and outstanding (unlimited shares authorized, no par value)	5,666,243	2,695,279	385,884	5,596,425
Net asset value per share	$2.44	$15.94	$11.84	$27.39
Composition of Net Assets
Paid-in capital	$115,787,692	$43,170,540	$8,342,855	$125,449,712
Undistributed net investment income (loss)	(111,225)	344,249	(14,147)	2,069,056
Accumulated net realized gain (loss) on investments and foreign currency	(83,235,187)	(4,937,665)	(4,230,577)	(3,073,710)
Net unrealized appreciation (depreciation) on:
Investments	(18,616,145)	4,377,502	471,690	28,856,828
Foreign Currency	(560)	(3,739)	51	496
Net Assets	$13,824,575	$42,950,887	$4,569,872	$153,302,382

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2012 (Unaudited)

	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$130,912,399	$36,268,810	$1,620,515	$84,555,013
Investments in securities, at value	$117,659,951	$31,985,986	$1,584,912	$83,721,197
Cash	—	215,342	7,974	1,483,923
Cash denominated in foreign currency (cost of $0, $0, $0, and $12,752,356, respectively)	—	—	—	12,907,374
Receivables:
Fund shares sold	130,841	961	595,000	5,000
Dividends and interest	270,270	67,791	4,413	355,815
Prepaid expenses	29,336	6,280	19,910	28,118
Total assets	118,090,398	32,276,360	2,212,209	98,501,427
Liabilities
Overdraft due to custodian bank	625,522	—	—	—
Payable for securities purchased	—	—	568,751	—
Payable for fund shares redeemed	90,948	28,365	—	—
Due to advisor, net	67,520	19,601	15,572	43,768
Accrued administration fees	5,274	1,480	32	3,682
Accrued shareholder servicing plan fees	35,842	8,535	508	2,508
Deferred trustees' compensation	31,505	52,812	300	4,601
Other accrued expenses	54,406	35,257	11,543	13,039
Total liabilities	911,017	146,050	596,706	67,598
Net Assets	$117,179,381	$32,130,310	$1,615,503	$98,433,829
Number of shares issued and outstanding (unlimited shares authorized, no par value)	4,832,790	1,647,061	133,242	7,868,214
Net asset value per share	$24.25	$19.51	$12.12	$12.51
Composition of Net Assets
Paid-in capital	$138,008,829	$46,781,987	$1,646,838	$98,481,088
Undistributed net investment income (loss)	544,742	6,787	3,653	(97,287)
Accumulated net realized gain (loss) on investments and foreign currency	(8,117,925)	(10,375,640)	602	730,015
Net unrealized appreciation (depreciation) on:
Investments	(13,252,448)	(4,282,824)	(35,603)	(833,816)
Foreign Currency	(3,817)	—	13	153,829
Net Assets	$117,179,381	$32,130,310	$1,615,503	$98,433,829

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2012 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund
Investment Income
Dividends *	$127,267	$666,169	$94,164	$2,356,759
Total income	127,267	666,169	94,164	2,356,759
Expenses
Advisory fees	84,674	237,144	24,074	821,333
Shareholder servicing plan fees	15,738	42,665	4,333	147,844
Transfer agent fees and expenses	30,334	22,439	9,944	79,035
Fund accounting fee and expenses	13,419	20,943	13,923	34,809
Administration fees	3,397	9,481	963	32,854
Custody fees and expenses	4,483	14,959	2,983	23,842
Audit fees	8,951	12,290	8,951	12,258
Legal fees	3,482	8,478	746	28,842
Registration fees	5,469	9,972	7,957	14,919
Printing	5,951	6,483	2,983	15,885
Trustees' fees and expenses	4,972	8,478	4,475	10,444
Insurance	633	2,151	160	5,469
CCO fees and expenses	4,668	5,966	4,028	11,046
Miscellaneous	496	747	497	1,987
Total expenses	186,667	402,196	86,017	1,240,567
Interest expense	4,552	3,372	46	6,248
Less: fees (waived and expenses absorbed)/recaptured	(18,759)	—	(38,302)	—
Net expenses	172,460	405,568	47,761	1,246,815
Net investment income (loss)	(45,193)	260,601	46,403	1,109,944
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(401,703)	416,389	96,579	1,748,579
Foreign currency	2,673	(3,870)	(690)	(22)
	(399,030)	412,519	95,889	1,748,557
Net unrealized appreciation (depreciation) on:
Investments	(2,293,850)	(1,286,767)	155,541	1,803,597
Foreign currency	14,230	467	20	416
	(2,279,620)	(1,286,300)	155,561	1,804,013
Net increase from payments by affiliates	853	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency	(2,677,797)	(873,781)	251,450	3,552,570
Net increase (decrease) in net assets from operations	$(2,722,990)	$(613,180)	$297,853	$4,662,514

* Net of foreign tax withheld of $18,553, $54,194, $6,851, and $155,447 respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2012 (Unaudited)

	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM†	Renminbi Yuan & Bond Fund
Investment Income
Dividends *	$1,511,220	$310,216	$13,785	$—
Interest	—	—	—	729,198
Total income	1,511,220	310,216	13,785	729,198
Expenses
Advisory fees	521,792	128,142	1,149	269,258
Shareholder servicing plan fees	166,537	25,629	530	39,165
Transfer agent fees and expenses	59,672	31,328	4,181	8,444
Fund accounting fee and expenses	34,809	13,923	4,356	17,405
Administration fees	27,846	6,834	102	19,582
Custody fees and expenses	11,105	1,740	266	7,458
Audit fees	12,258	12,258	4,729	7,489
Legal fees	24,863	5,968	89	16,409
Registration fees	12,929	7,458	5,901	7,957
Printing	20,402	5,968	87	3,968
Trustees' fees and expenses	14,523	5,968	1,593	9,476
Insurance	4,989	1,252	17	3,582
CCO fees and expenses	10,585	5,309	1,483	7,975
Organization expenses	—	—	1,075	2,155
Miscellaneous	1,005	746	362	1,498
Total expenses	923,315	252,523	25,920	421,821
Interest expense	4,329	333	15	—
Less: fees (waived and expenses absorbed)/recaptured	—	—	(24,154)	5,856
Net expenses	927,644	252,856	1,781	427,677
Net investment income	583,576	57,360	12,004	301,521
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(4,067,453)	1,011,797	—	360,422
Foreign currency	(23,502)	—	602	369,593
	(4,090,955)	1,011,797	602	730,015
Net unrealized appreciation (depreciation) on:
Investments	(2,993,588)	2,205,983	(35,603)	(550,339)
Foreign currency	660	—	13	(249,750)
	(2,992,928)	2,205,983	(35,590)	(800,089)
Net realized and unrealized gain (loss) on investments and foreign currency	(7,083,883)	3,217,780	(34,988)	(70,074)
Net increase (decrease) in net assets from operations	$(6,500,307)	$3,275,140	$(22,984)	$231,447

* Net of foreign tax withheld of $182,293, $10,628, $1,455, and $0 respectively.

† For the period March 30, 2012 (inception date) to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Fund
	Six Months Ended June 30, 2012 *	Year Ended December 31, 2011	Six Months Ended June 30, 2012 *	Year Ended December 31, 2011	Six Months Ended June 30, 2012 *	Year Ended December 31, 2011
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$(45,193)	$352,418	$260,601	$524,580	$46,403	$140,334
Net realized gain (loss) on:
Investments	(401,703)	(12,089,642)	416,389	(1,683,154)	96,579	(39,788)
Foreign currency	2,673	(76,896)	(3,870)	(12,420)	(690)	(4,518)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,293,850)	(2,954,894)	(1,286,767)	(12,954,702)	155,541	(941,879)
Foreign currency	14,230	(153)	467	(1,322)	20	(672)
Net increase from payments by affiliates	853	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(2,722,990)	(14,769,167)	(613,180)	(14,127,018)	297,853	(846,523)
Distributions to shareholders
From net investment income	—	(300,549)	—	(300,042)	(43,054)	(133,958)
From net realized gains	—	—	—	—	—	—
Total distributions to shareholders	—	(300,549)	—	(300,042)	(43,054)	(133,958)
Capital transactions
Proceeds from shares sold	1,351,246	8,147,342	1,337,452	7,257,517	374,270	827,821
Reinvestment of distributions	—	284,072	—	280,174	40,594	125,151
Cost of shares repurchased	(2,365,376)	(12,006,381)	(3,590,421)	(11,255,854)	(631,745)	(2,103,513)
Redemption fee proceeds	1,192	2,041	—	3,670	—	—
Net change in net assets from capital transactions	(1,012,938)	(3,572,926)	(2,252,969)	(3,714,493)	(216,881)	(1,150,541)
Total increase (decrease) in net assets	(3,735,928)	(18,642,642)	(2,866,149)	(18,141,553)	37,918	(2,131,022)
Net assets
Beginning of period	17,560,503	36,203,145	45,817,036	63,958,589	4,531,954	6,662,976
End of period	$13,824,575	$17,560,503	$42,950,887	$45,817,036	$4,569,872	$4,531,954
Accumulated net investment income (loss)	$(111,225)	$(66,032)	$344,249	$83,648	$(14,147)	$(17,496)
Capital share activity
Shares sold	478,012	1,550,792	76,624	351,785	30,029	62,558
Shares issued on reinvestment	—	98,636	—	17,316	3,430	10,924
Shares redeemed	(835,857)	(2,623,104)	(205,101)	(584,513)	(51,214)	(166,844)
Net increase (decrease) in shares outstanding	(357,845)	(973,676)	(128,477)	(215,412)	(17,755)	(93,362)

* Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	Six Months Ended June 30, 2012 *	Year Ended December 31, 2011	Six Months Ended June 30, 2012 *	Year Ended December 31, 2011	Six Months Ended June 30, 2012 *	Year Ended December 31, 2011
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$1,109,944	$2,294,652	$583,576	$729,106	$57,360	$88,570
Net realized gain (loss) on:
Investments	1,748,579	(4,007,524)	(4,067,453)	(1,871,232)	1,011,797	(5,820,540)
Foreign currency	(22)	(6,210)	(23,502)	(17,768)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	1,803,597	(58,741,199)	(2,993,588)	(29,179,143)	2,205,983	3,263,403
Foreign currency	416	148	660	(3,738)	—	—
Net increase (decrease) in net assets resulting from operations	4,662,514	(60,460,133)	(6,500,307)	(30,342,775)	3,275,140	(2,468,567)
Distributions to shareholders
From net investment income	—	(1,088,646)	—	(600,511)	—	(78,408)
From net realized gains	—	(7,235,100)	—	—	—	—
Total distributions to shareholders	—	(8,323,746)	—	(600,511)	—	(78,408)
Capital transactions
Proceeds from shares sold	11,035,826	23,988,630	15,873,746	123,498,806	580,569	6,606,455
Reinvestment of distributions	—	8,109,546	—	581,198	—	76,261
Cost of shares repurchased	(15,357,674)	(53,159,985)	(35,319,198)	(68,102,501)	(4,115,829)	(9,898,210)
Redemption fee proceeds	2,203	3,671	8,413	56,298	9	2,515
Net change in net assets from capital transactions	(4,319,645)	(21,058,138)	(19,437,039)	56,033,801	(3,535,251)	(3,212,979)
Total increase (decrease) in net assets	342,869	(89,842,017)	(25,937,346)	25,090,515	(260,111)	(5,759,954)
Net assets
Beginning of period	152,959,513	242,801,530	143,116,727	118,026,212	32,390,421	38,150,375
End of period	$153,302,382	$152,959,513	$117,179,381	$143,116,727	$32,130,310	$32,390,421
Accumulated net investment income (loss)	$2,069,056	$959,112	$544,742	$(38,834)	$6,787	$(50,573)
Capital share activity
Shares sold	372,983	690,005	589,363	3,939,920	30,114	331,956
Shares issued on reinvestment	—	305,100	—	22,676	—	4,287
Shares redeemed	(530,945)	(1,504,412)	(1,321,758)	(2,366,541)	(210,560)	(516,774)
Net increase (decrease) in shares outstanding	(157,962)	(509,307)	(732,395)	1,596,055	(180,446)	(180,531)

* Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Inflation Managed Dividend FundTM	Renminbi Yuan & Bond Fund
	For the period March 30, 2012+ to June 30, 2012 *	Six Months Ended June 30, 2012 *	For the period June 30, 2011+ to December 31, 2011
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$12,004	$301,521	$12,226
Net realized gain (loss) on:
Investments	—	360,422	(42,819)
Foreign currency	602	369,593	(315,628)
Net change in unrealized appreciation (depreciation) on:
Investments	(35,603)	(550,339)	(283,477)
Foreign currency	13	(249,750)	403,579
Net increase from payments by affiliates	—	—	—
Net increase (decrease) in net assets resulting from operations	(22,984)	231,447	(226,119)
Distributions to shareholders
From net investment income	(8,351)	(314,817)	—
From net realized gains	—	—	—
Total distributions to shareholders	(8,351)	(314,817)	—
Capital transactions
Proceeds from shares sold	2,223,745	11,020,431	96,086,295
Reinvestment of distributions	8,310	312,414	—
Cost of shares repurchased	(585,217)	(5,542,979)	(3,134,355)
Redemption fee proceeds	—	—	1,512
Net change in net assets from capital transactions	1,646,838	5,789,866	92,953,452
Total increase (decrease) in net assets	1,615,503	5,706,496	92,727,333
Net assets
Beginning of period	—	92,727,333	—
End of period	$1,615,503	$98,433,829	$92,727,333
Accumulated net investment income (loss)	$3,653	$(97,287)	$(83,991)
Capital share activity
Shares sold	180,777	875,490	7,660,903
Shares issued on reinvestment	704	24,959	—
Shares redeemed	(48,239)	(441,446)	(251,692)
Net increase (decrease) in shares outstanding	133,242	459,003	7,409,211

+ The Inflation Managed Dividend Fund and the Renminbi Yuan & Bond Fund commenced operations on March 30, 2012 and June 30, 2011, respectively.

* Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Alternative Energy Fund	June 30, 2012*		2011	2010	2009	2008	2007
Net asset value, beginning of period	$2.92		$5.17	$6.62	$5.14	$16.25	$11.47
Income from investment operations:
Net investment income (loss)	(0.01)		0.06	(0.05)	(0.05)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)		(2.26)	(1.40)	1.77	(10.64)	4.93
Total from investment operations	(0.48)		(2.20)	(1.45)	1.72	(10.74)	4.88
Less distributions:
From net investment income	—		(0.05)	—	—	(0.01)	—
From net realized gain	—		—	—	—	(0.37)	(0.11)
Return of capital	—		—	—	(0.24)	—	—
Total distributions	—		(0.05)	—	(0.24)	(0.38)	(0.11)
Redemption fee proceeds	—	(1)	— (1)	— (1)	— (1)	0.01	0.01
Net asset value, end of period	$2.44		$2.92	$5.17	$6.62	$5.14	$16.25
Total return	(16.44	)%(2)	(42.53)%	(21.90)%	33.42%	(66.05)%	42.68%
Ratios/supplemental data:
Net assets, end of period (millions)	$13.8		$17.6	$36.2	$62.1	$47.1	$161.7
Ratio of expenses to average net assets:
Before fee waived	2.25	%(3)	1.81%	1.76%	1.85%	1.69%	1.64%
After fees waived	2.03	%(3)	1.81%	1.76%	1.85%	1.69%	1.64%
After fees waived excluding interest expense(4)	1.98	%(3)	1.79%	1.73%	1.85%	1.67%	1.62%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.75	)%(3)	1.11%	(0.86)%	(0.98)%	(0.80)%	(0.90)%
After fees waived	(0.53	)%(3)	1.11%	(0.86)%	(0.98)%	(0.80)%	(0.90)%
Portfolio turnover rate	4.31	%(2)	43.10%	24.74%	47.10%	94.76%	47.41%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2012*		2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.23		$21.04	$17.63	$9.52	$23.96	$16.60
Income from investment operations:
Net investment income	0.10		0.18	0.12	0.06 (1)	0.55	0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.39)		(4.88)	3.45	8.13	(14.30)	7.35
Total from investment operations	(0.29)		(4.70)	3.57	8.19	(13.75)	7.62
Less distributions:
From net investment income	—		(0.11)	(0.19)	(0.08)	(0.69)	(0.28)
Total distributions	—		(0.11)	(0.19)	(0.08)	(0.69)	(0.28)
Redemption fee proceeds	—		— (2)	0.03	— (2)	— (2)	0.02
Net asset value, end of period	$15.94		$16.23	$21.04	$17.63	$9.52	$23.96
Total return	(1.79	)%(3)	(22.35)%	20.43%	86.05%	(57.38)%	46.00%
Ratios/supplemental data:
Net assets, end of period (millions)	$43.0		$45.8	$64.4	$112.4	$21.8	$78.2
Ratio of expenses to average net assets:
Before fees waived	1.71	%(4)	1.59%	1.67%	1.68%	1.75%	1.69%
After fees waived	1.71	%(4)	1.59%	1.67%	1.68%	1.75%	1.69%
After fees waived excluding interest expense(5)	1.70	%(4)	1.59%	1.65%	1.68%	1.70%	1.63%
Ratio of net investment income to average net assets:
Before fees waived	1.10	%(4)	0.89%	0.77%	0.73%	2.55%	1.34%
After fees waived	1.10	%(4)	0.89%	0.77%	0.73%	2.55%	1.34%
Portfolio turnover rate	2.18	%(3)	7.79%	25.44%	31.35%	28.89%	31.17%

*  Unaudited

(1)  Based on average shares outstanding during the period.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Asia Pacific Dividend Fund	June 30, 2012*		2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.23		$13.41	$11.03	$7.00	$16.75	$13.56
Income from investment operations:
Net investment income	0.11		0.30	0.17	0.18 (1)	0.75	0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.61		(2.18)	2.41	4.32	(9.22)	3.32
Total from investment operations	0.72		(1.88)	2.58	4.50	(8.47)	3.56
Less distributions:
From net investment income	(0.11)		(0.30)	(0.20)	(0.18)	(0.51)	(0.27)
From net realized gain	—		—	—	—	(0.78)	(0.11)
Return of capital	—		—	—	(0.29)	—	—
Total distributions	(0.11)		(0.30)	(0.20)	(0.47)	(1.29)	(0.38)
Redemption fee proceeds	—		—	— (2)	— (2)	0.01	0.01
Net asset value, end of period	$11.84		$11.23	$13.41	$11.03	$7.00	$16.75
Total return	6.41	%(3)	(14.04)%	23.65%	64.84%	(51.74)%	26.30%
Ratios/supplemental data:
Net assets, end of period (millions)	$4.6		$4.5	$6.7	$11.4	$5.3	$31.8
Ratio of expenses to average net assets:
Before fees waived	3.57	%(4)	3.26%	2.92%	2.93%	2.33%	2.09%
After fees waived	1.98	%(4)	1.98%	2.01%	1.98%	2.10%	1.98%
After fees waived excluding interest expense(5)	1.98	%(4)	1.98%	1.98%	1.98%	1.98%	1.92%
Ratio of net investment income (loss) to average net assets:
Before fees waived	0.34	%(4)	1.13%	0.38%	1.23%	3.71%	2.14%
After fees waived	1.93	%(4)	2.41%	1.29%	2.18%	3.94%	2.25%
Portfolio turnover rate	4.94	%(3)	10.67%	27.20%	26.03%	48.02%	40.38%

*  Unaudited

(1)  Based on average shares outstanding during the period.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2012*		2011	2010	2009	2008	2007
Net asset value, beginning of period	$26.58		$38.76	$35.13	$18.98	$43.02	$26.48
Income from investment operations:
Net investment income	0.20		0.39	0.27	0.15	0.68	0.28
Net realized and unrealized gain (loss) on investments and foreign currency	0.61		(11.06)	5.10	17.44	(24.13)	16.91
Total from investment operations	0.81		(10.67)	5.37	17.59	(23.45)	17.19
Less distributions:
From net investment income	—		(0.20)	(0.38)	(0.34)	(0.53)	(0.59)
From net realized gain	—		(1.31)	(1.38)	(1.11)	(0.07)	(0.10)
Total distributions	—		(1.51)	(1.76)	(1.45)	(0.60)	(0.69)
Redemption fee proceeds	—	(1)	— (1)	0.02	0.01	0.01	0.04
Net asset value, end of period	$27.39		$26.58	$38.76	$35.13	$18.98	$43.02
Total return	3.05	%(2)	(27.52)%	15.38%	92.76%	(54.47)%	65.06%
Ratios/supplemental data:
Net assets, end of period (millions)	$153.3		$153.0	$242.8	$241.0	$123.3	$293.2
Ratio of expenses to average net assets:
Before fees waived	1.52	%(3)	1.53%	1.48%	1.58%	1.52%	1.44%
After fees waived	1.52	%(3)	1.53%	1.48%	1.58%	1.52%	1.44%
After fees waived excluding interest expense(4)	1.51	%(3)	1.52%	1.47%	1.58%	1.51%	1.44%
Ratio of net investment income to average net assets	1.35	%(3)	1.14%	0.62%	0.62%	2.22%	1.17%
Portfolio turnover rate	0.00	%(2)	7.81%	32.35%	7.87%	26.62%	10.00%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Global Energy Fund	June 30, 2012*		2011	2010	2009	2008	2007
Net asset value, beginning of period	$25.72		$29.74	$25.60	$15.68	$31.86	$25.54
Income from investment operations:
Net investment income	0.12		0.14	0.12	0.11	0.22	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(1.59)		(4.06)	4.13	9.80	(15.71)	9.50
Total from investment operations	(1.47)		(3.92)	4.25	9.91	(15.49)	9.55
Less distributions:
From net investment income	—		(0.11)	(0.12)	—	—	(0.27)
From net realized gain	—		—	—	—	(0.70)	(2.96)
Total distributions	—		(0.11)	(0.12)	—	(0.70)	(3.23)
Redemption fee proceeds	0.00	(1)	0.01	0.01	0.01	0.01	— (1)
Net asset value, end of period	$24.25		$25.72	$29.74	$25.60	$15.68	$31.86
Total return	(5.79	)%(2)	(13.16)%	16.63%	63.27%	(48.56)%	37.25%
Ratios/supplemental data:
Net assets, end of period (millions)	$117.2		$143.1	$118.0	$75.4	$30.2	$69.7
Ratio of expenses to average net assets:
Before fees waived	1.33	%(3)	1.27%	1.25%	1.42%	1.31%	1.37%
After fees waived	1.33	%(3)	1.27%	1.25%	1.42%	1.31%	1.37%
After fees waived excluding interest expense(4)	1.33	%(3)	1.27%	1.25%	1.42%	1.30%	1.35%
Ratio of net investment income to average net assets	0.84	%(3)	0.43%	0.46%	0.82%	0.76%	0.22%
Portfolio turnover rate	3.79	%(2)	28.23%	42.08%	51.74%	74.90%	31.13%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Global Innovators Fund	June 30, 2012*		2011	2010	2009	2008	2007
Net asset value, beginning of period	$17.72		$19.00	$16.24	$11.21	$21.68	$17.98
Income from investment operations:
Net investment income (loss)	0.03		0.04	(0.05)	(0.01)	0.62	0.08
Net realized and unrealized gain (loss) on investments	1.76		(1.28)	2.81	5.08	(10.48)	3.72
Total from investment operations	1.79		(1.24)	2.76	5.07	(9.86)	3.80
Less distributions:
From net investment income	—		(0.04)	—	—	(0.61)	(0.11)
Return of capital	—		—	—	(0.04)	—	—
Total distributions	—		(0.04)	—	(0.04)	(0.61)	(0.11)
Redemption fee proceeds	—	(1)	— (1)	— (1)	— (1)	— (1)	0.01
Net asset value, end of period	$19.51		$17.72	$19.00	$16.24	$11.21	$21.68
Total return	10.10	%(2)	(6.51)%	17.00%	45.20%	(45.42)%	21.17%
Ratios/supplemental data:
Net assets, end of period (millions)	$32.1		$32.4	$38.2	$36.7	$29.6	$72.8
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.48	%(3)	1.42%	1.47%	1.68%	1.40%	1.44%
After fees waived/recaptured	1.48	%(3)	1.44%	1.55%	1.56%	1.40%	1.44%
After fees waived/recapture excluding interest expense(4)	1.48	%(3)	1.44%	1.55%	1.55%	1.39%	1.43%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.34	%(3)	0.26%	(0.16)%	(0.20)%	3.07%	0.49%
After fees waived/recaptured	0.34	%(3)	0.24%	(0.24)%	(0.07)%	3.07%	0.49%
Portfolio turnover rate	0.00	%(2)	47.40%	56.97%	50.54%	36.49%	25.54%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.55%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Inflation Managed Dividend FundTM	March 30, 2012(1) Through June 30, 2012*
Net asset value, beginning of period	$12.50
Income from investment operations:
Net investment income	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.40)
Total from investment operations	(0.28)
Less distributions:
From net investment income	(0.10)
Total distributions	(0.10)
Redemption fee proceeds	—	(2)
Net asset value, end of period	$12.12
Total return	(2.14	)%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$1.6
Ratio of expenses to average net assets:
Before fees waived	10.09	%(4)
After fees waived	0.69	%(4)
After fees waived excluding interest expense(5)	0.68	%(4)
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(4.73	)%(4)
After fees waived/recaptured	4.67	%(4)
Portfolio turnover rate	0.00	%(3)

*  Unaudited

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Renminbi Yuan & Bond Fund	Six Months Ended June 30, 2012*		June 30, 2011(1) Through December 31, 2011
Net asset value, beginning of period	$12.52		$12.50
Income from investment operations:
Net investment income	0.03		—	(2)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		0.02
Total from investment operations	0.02		0.02
Less distributions:
From net investment income	(0.03)		—
Total distributions	(0.03)		—
Redemption fee proceeds	—		—	(2)
Net asset value, end of period	$12.51		$12.52
Total return	0.24	%(3)	0.16	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$98.4		$92.7
Ratio of expenses to average net assets:
Before fees waived/recaptured	0.86	%(4)	0.92	%(4)
After fees waived/recaptured	0.87	%(4)	0.90	%(4)
After fees waived/recaptured excluding interest expense(5)	0.87	%(4)	0.90	%(4)
Ratio of net investment income to average net assets:
Before fees waived/recaptured	0.63	%(4)	0.02	%(4)
After fees waived/recaptured	0.62	%(4)	0.04	%(4)
Portfolio turnover rate	4.17	%(3)	0.72	%(3)†

*  Unaudited

†  Restated

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness AtkinsonTM Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Except for the Inflation Managed Dividend FundTM, each Fund is a non-diversified Fund. Currently, the Trust offers eight separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), Guinness Atkinson Inflation Managed Dividend FundTM (the "Inflation Managed Dividend FundTM") and Guinness Atkinson Renminbi Yuan & Bond Fund (the "Renminbi Yuan & Bond Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006, the Renminbi Yuan & Bond Fund began operations on June 30, 2011, and the Inflation Managed Dividend FundTM began operations on March 30, 2012.

The Alternative Energy Fund and Asia Focus Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Global Energy Fund and Global Innovators Fund's investment objective is long-term capital appreciation. The Renminbi Yuan & Bond Fund's investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the Renminbi, the currency of China of which the Yuan is the unit. The Inflation Managed Dividend Fund's investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Note 2

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Investment Advisor in accordance with procedures established by the Board of Trustees. For securities that are listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV, the Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time the Fund calculates its NAV. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust's Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  The Board has developed fair valuation procedures to be used when any assets for which reliable market quotations are not readily available or for which the Funds' pricing service does not provide a valuation or provides a valuation that, in the judgment of the Advisor, does not represent fair value. The Funds also may fair value a security if the Funds or the Advisor believes that the market price is stale. The Trust has established a Valuation Committee that is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The members of the Valuation Committee communicate with each other as necessary when a price is not readily available, typically by telephone or by e-mail. The Funds' fair valuation procedures are reviewed annually by the Board of Trustees. Quarterly, the Board reviews fair valued securities utilized in the Funds during the period as well as reviews the independent third party fair valuation analysis report.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on forward foreign currency contracts held in each Fund.

C.  Restricted and Illiquid Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts. The Inflation Managed Dividend FundTM invests primarily in equity securities in dividend-paying companies that consistently increase their dividend payments over the medium term.

G.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

H.  Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

I.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

  The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 through 2011,or expected to be taken in the Funds' 2012 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, California State and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), which provides the Funds with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Inflation Managed Dividend FundTM	0.45%
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Focus Fund	1.98%
Asia Pacific Dividend Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%
Inflation Managed Dividend FundTM	0.68%
Renminbi Yuan & Bond Fund	0.90%

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2012, the Advisor waived fees and absorbed expenses of $18,759, $38,302 and $24,154 for the Alternative Energy Fund, the Asia Pacific Dividend Fund and the Inflation Managed Dividend FundTM, respectively and recaptured previously waived fees of $5,856 for the Renminbi Yuan & Bond Fund.

At June 30, 2012, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Fund:	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	Total
Alternative Energy Fund	—	—	—	$18,759	$18,759
Asia Pacific Dividend Fund	$73,950	$71,467	$74,834	$38,302	$258,553
Inflation Managed Dividend FundTM	—	—	—	$24,154	$24,154

During the period ended June 30, 2012, the Advisor reimbursed the Alternative Energy Fund $853 for a trade error. This amount is reported on the Statement of Operations under the caption "Net increase from payments by affiliates".

Mutual Fund Administration Corporation (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the period ended June 30, 2012 are reported on the Statements of Operations.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Foreside Compliance Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the period ended June 30, 2012 are reported on the Statements of Operations.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The change in the value of the phantom share account during the period ended June 30, 2012 is shown in the table below. These amounts included any additional contributions to the deferred compensation plan and any appreciation (depreciation) on the underlying investments.

Alternative Energy Fund	$(874)
Asia Focus Fund	$(1,181)
Asia Pacific Dividend Fund	$(764)
China & Hong Kong Fund	$(1,842)
Global Energy Fund	$53
Global Innovators Fund	$(620)
Inflation Managed Dividend FundTM	$(13)
Renminbi Yuan & Bond Fund	$763

The fees paid to non-interested Trustees for the period ended June 30, 2012 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

The fees paid under the Shareholder Servicing Plan for the period ended June 30, 2012 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the period ended June 30, 2012, excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$725,230	$1,630,576
Asia Focus Fund	$1,046,021	$3,179,864
Asia Pacific Dividend Fund	$235,318	$659,943
China & Hong Kong Fund	$—	$5,086,417
Global Energy Fund	$5,273,760	$26,079,168
Global Innovators Fund	$—	$3,038,913
Inflation Managed Dividend FundTM	$1,620,515	$—
Renminbi Yuan & Bond Fund	$9,783,651	$1,466,102

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the period ended June 30, 2012.

Note 6

Fair Value Measurements and Disclosures

The Funds utilize various inputs in determining the value of its investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as June 30, 2012, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund
Assets Table	Level 1	Level 2	Level 3		Total
Investments, at Value
Common Stocks[1]:
Energy	$2,129,265	$2,524,018	$—		$4,653,283
Industrial	4,734,632	1,005,802	—	(a)	5,740,434
Utilities	2,568,880	788,483	—		3,357,363
Total Investments, at Value	$9,432,777	$4,318,302	$—		$13,751,079
Other Financial Instruments*	$—	$—	$—		$—
Total Assets	$9,432,777	$4,318,302	$—	(a)	$13,751,079

(a)  Applied Intellectual Capital Ltd. fair valued at zero.

Asia Focus Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]:
Basic Materials	$—	$3,389,730	$—	$3,389,730
Communications	743,256	4,639,548	—	5,382,804
Consumer, Cyclical	—	4,716,625	—	4,716,625
Consumer, Non-cyclical	—	546,843	—	546,843
Energy	516,789	11,122,008	—	11,638,797
Exchange Traded Funds ("ETFs")	—	938,967	—	938,967
Financial	—	2,276,878	—	2,276,878
Industrial	—	3,827,930	—	3,827,930
Technology	—	8,114,796	—	8,114,796
Utilities	—	2,196,425	—	2,196,425
Total Investments, at Value	$1,260,045	$41,769,750	$—	$43,029,795
Other Financial Instruments*	$—	$—	$—	$—
Total Assets	$1,260,45	$41,769,750	$—	$43,029,795

Asia Pacific Dividend Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]:
Basic Materials	$—	$331,665	$—	$331,665
Communications		854,301	—	854,301
Consumer, Cyclical	201,343	247,755	—	449,098
Consumer, Non-cyclical		134,924	—	134,924
Energy	201,458	457,006	—	658,464
Financial	173,166	593,403	—	766,569
Industrial		206,771	—	206,771
Technology		574,257	—	574,257
Utilities		412,544	—	412,544
Total Investments, at Value	$575,967	$3,812,626	$—	$4,388,593
Other Financial Instruments*	$—	$—	$—	$—
Total Assets	$575,967	$3,812,626	$—	$4,388,593
China & Hong Kong Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]:
Basic Materials	$—	$6,748,288	$—	$6,748,288
Communications	9,208,196	18,958,705	—	28,166,901
Consumer, Cyclical		24,370,905	—	24,370,905
Consumer, Non-cyclical		1,485,858	—	1,485,858
Energy	2,894,198	28,836,403	—	31,730,601
Exchange Traded Funds ("ETFs")		4,614,201	—	4,614,201
Financial		33,647,956	—	33,647,956
Industrial		10,001,557	—	10,001,557
Technology		6,772,774	—	6,772,774
Utilities		5,999,641	—	5,999,641
Total Investments, at Value	$12,102,394	$141,436,288	$—	$153,538,682
Other Financial Instruments*	$—	$—	$—	$—
Total Assets	$12,102,394	$141,436,288	$—	$153,538,682

Global Energy Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]:
Energy	$83,440,344	$34,161,184	$—	$117,601,528
Industrial	—	58,423	—	58,423
Total Investments, at Value	$83,440,344	$—	$—	$83,440,344
Other Financial Instruments*	$—	$—	$—	$—
Total Assets	$83,440,344	$34,219,607	$—	$117,659,951
Global Innovators Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:
Communications	$7,225,954	$—	$—	$7,225,954
Consumer, Cyclical	2,449,432	—	—	2,449,432
Consumer, Non-cyclical	1,452,762	—	—	1,452,762
Energy	1,146,471	—	—	1,146,471
Financial	5,248,572	—	—	5,248,572
Industrial	3,743,358	—	—	3,743,358
Technology	8,707,210	2,012,237	—	10,719,447
Total Investments, at Value	$29,973,749	$—	$—	$31,985,986
Other Financial Instruments*	$—	$—	$—	$—
Total Assets	$29,973,749	$2,012,237	$—	$31,985,986
Inflation Managed Dividend Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:
Communications	$47,016	$94,924	$—	$141,940
Consumer, Cyclical	141,155	—	—	141,155
Consumer, Non-cyclical	567,897	118,738	—	686,635
Energy	—	94,808		94,808
Financial	94,712	141,429	—	236,141
Industrial	142,459	94,360	—	236,819
Technology	47,414	—	—	47,414
Total Investments, at Value	$1,040,653	$544,259	$—	$1,584,912
Other Financial Instruments*	$—	$—	$—	$—
Total Assets	$1,040,653	$544,259	$—	$1,584,912

Renminbi Yuan & Bond Fund
Assets Table	Level 1	Level 2	Level 3	Total
Cash	$12,907,374	$—	$—	$12,907,374
Investments, at Value
Corporate Bonds:	$—	$39,870,202	$—	$39,870,202
Certificates of Deposits	—	43,850,995		43,850,995
Total Investments, at Value	$—	$83,721,197	$—	$83,721,197
Other Financial Instruments*	$—	$—	$—	$—
Total Assets	$12,907,374	$83,721,197	$—	$96,628,571

*  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the investments.

1  Foreign securities traded in foreign exchanges may be adjusted due to a significant change in the value of U.S. traded securities, as measured by the S&P 500 Index. Significant movements were deemed to have occurred at June 30, 2012 and therefore such securities were classified as Level 2. As a result, securities still held by the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Fund, China & Hong Kong Fund, Global Energy Fund, and Global Innovators Fund were transferred from Level 1 into Level 2 with an end of period value of $5,054,774, $39,473,422, $3,594,139, $141,436,288, $30,174,958, and $2,012,237, respectively. There were no securities transferred between Level 1 and Level 2 in the Renminbi Yuan & Bond Fund.

Note 7

Derivatives and Hedging Transactions

FASB Accounting Standards Codification 815, Derivatives and Hedging requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effects on the Funds' financial position, performance and cash flows.

Forward foreign currency contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the period ended June 30, 2012 and did not have any outstanding forward contracts as of June 30, 2012.

Note 8

Tax Matters

As of June 30, 2012, the tax basis of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$32,367,224	$38,652,293	$3,986,042	$124,681,854
Gross tax unrealized appreciation	741,048	10,133,538	684,920	51,502,803
Gross tax unrealized (depreciation)	(19,357,193)	(5,756,036)	(282,369)	(22,645,975)
Net tax unrealized appreciation (depreciation) on investments*	$(18,816,145)	$4,377,502	$402,551	$28,856,828

	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$133,068,144	$36,287,402	$1,620,515	$84,555,013
Gross tax unrealized appreciation	9,779,035	3,585,073	18,996	36,087
Gross tax unrealized (depreciation)	(25,187,228)	(7,886,489)	(54,599)	(869,903)
Net tax unrealized depreciation on investments *	$(15,408,193)	$(4,301,416)	$(35,603)	$(833,816)

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2011, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
2012	$—	$—	$—	$—	$—	$4,814,343	$—
2013	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—
2016	10,370,865	—	1,321,324	—	—	—	—
2017	40,204,652	—	1,115,940	—	964,672	—	—
2018	9,296,377	3,440,534	1,503,015	—	—	—	—
No Expiration Long-term	15,431,890	1,152,403	264,500	1,478,612	577,700	6,449,871	—
No Expiration Short-term	—	757,247	52,639	3,343,655	—	—	—
Total	$75,303,784	$5,350,183	$4,257,328	$4,822,267	$1,542,372	$11,264,214	$—

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 9

Recently Issued Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosure about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 10

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds' financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

Board Consideration of and the Continuation of the Trust's Investment Advisory Agreement

In conjunction with the launch of a new series, the Guinness Atkinson Inflation Managed Dividend FundTM (the "Inflation Managed Dividend FundTM"), the Board of Trustees (the "Trustees" or the "Board") of Guinness Atkinson Funds (the "Trust"), including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust (the "Independent Trustees"), reviewed and unanimously approved an Investment Advisory Agreement (the "Agreement") between the Trust and Guinness Atkinson Asset Management, Inc. (the "Advisor") with respect to the Inflation Managed Dividend FundTM at an in-person meeting held on March 2, 2012. The Inflation Managed Dividend FundTM commenced operations on March 30, 2012.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by the 1940 Act and state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards. In their deliberations, the Trustees considered the factors summarized below, and in approving the Agreement with respect to the Inflation Managed Dividend FundTM, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling.

Nature, Extent and of Quality of Services. The Trustees considered information about the nature, extent and quality of the services provided by the Advisor to the other series of the Trust, including the background and experience of the Advisor's senior management and portfolio managers, and their special knowledge about the areas in which the Inflation Managed Dividend FundTM intended to invest. The Board noted that the portfolio managers had managed a U.K. fund with investment strategies similar to those of the Inflation Managed Dividend FundTM and that therefore, the Advisor was experienced in implementing the investment strategies for the Inflation Managed Dividend FundTM.

Fund Performances, Advisory Fees and Expenses. The Trustees reviewed the fee and expense information of the Inflation Managed Dividend FundTM compiled from Morningstar, Inc. data and considered the following factors: (1) the Inflation Managed Dividend Fund'sTM proposed maximum 0.45% advisory fee was below the average and median fees charged to mutual funds with "equity income" or "dividend" in their name as tracked by Morningstar; (2) the Inflation Managed Dividend Fund'sTM estimated 0.68% in total annual expenses were below the average and median expenses of its peers; and (3) the Advisor agreed to limit the Inflation Managed Dividend Fund'sTM expense ratio for an initial three year-term through March 30, 2015. The Board noted that, because the Inflation Managed Dividend FundTM was new, the Advisor had not provided any historical performance.

Costs of Services and Profitability. The Trustees noted that the Advisor had not provided a profitability analysis for the Inflation Managed Dividend FundTM but, in light of the expected small asset size during the startup period and the low expense cap, the Advisor would be subsidizing the Inflation Managed Dividend Fund'sTM expenses and not realizing any profits during the early periods.

Economies of Scale. The Trustees considered whether the Fund would realize any economies of scale. They noted that in the Inflation Managed Dividend Fund'sTM startup period, its asset levels would likely be too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as the Inflation Managed Dividend Fund'sTM assets grew.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of the Inflation Managed Dividend FundTM, and the Advisor was fair and reasonable, and that the Agreement was in the best interests of the Inflation Managed Dividend FundTM and its shareholders, and accordingly, approved the Agreement for an initial two-year term.

Board Consideration of and Continuance of the Trust's Investment Advisory Agreement (Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Fund, China & Hong Kong Fund, Global Energy Fund and Global Innovators Fund)

At an in-person meeting held on May 18, 2012, the Board considered the annual approval of the continuance of the Agreement between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, the Asia Pacific Dividend Fund, the China & Hong Kong Fund, the Global Energy Fund and the Global Innovators Fund, (collectively the "Funds"), and the Advisor.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by the 1940 Act and state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuance of the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services. The Board discussed the fees payable by each Fund under the Agreement, the services provided by the Advisor to each Fund, and the Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks and analyses by the Advisor of the Funds' performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Advisor, including the background and experience of the Advisor's senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Advisor and its investment professionals, the Advisor's commitment to providing high quality services to the Funds, the Trustees' overall confidence in the Advisor's integrity and responsiveness to Trustee concerns, the Advisor's integrity as reflected in its adherence to compliance practices, and the Advisor's willingness and initiative in implementing changes designed to improve services to the Funds or reduce Fund expenses. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund's specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performance, Advisory Fees and Expenses. For each Fund and its peer group of Funds, the Trustees reviewed information compiled from Morningstar, Inc. data regarding performance for periods ended March 31, 2012 and expense information as of March 31, 2012. The Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks, and analyses by the Advisor of the Funds' performance. The Trustees also considered the Funds' long-term performance records and the Advisor's continuing efforts to improve the Funds' performance. The Trustees compared each Fund's performance, advisory fee and expenses to those of its peer group. The Trustees also considered the size of each Fund in comparison to its peers, including whether peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund. (1) The Fund's advisory fee was slightly below the median fees charged to the three pure alternative energy mutual funds in the Morningstar "Equity Energy" category; (2) the Fund's total expenses were slightly lower than the median expenses incurred by its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2013; and (4) the Fund had underperformed its benchmark indices and its peer group median for the one-, three- and five-year periods.

Asia Focus Fund. (1) The Fund's advisory fee was slightly above the median, but within the range of fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's higher total expenses were attributable to its relatively smaller size compared to its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2013; and (4) the Fund had outperformed its benchmark index for the three-year period, had the same performance as its peer group median for the three-year period, but had underperformed its benchmark index and peer group median for the one-, five- and ten-year periods.

Asia Pacific Dividend Fund. (1) The Fund's advisory fee was equal to the median fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's higher total expenses were attributable to the Fund's small size compared to that of each of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2013; and (4) the Fund had outperformed its benchmark index for the one and three-year periods, had the same performance as its peer group median for the one-year period and outperformed its peer group median for the three-year period, but had underperformed its benchmark index and peer group median for the five-year period.

China & Hong Kong Fund. (1) The Fund's advisory fee was slightly below the median fees charged to comparable mutual funds in the Morningstar "China Region" category; (2) the Fund's total expenses were below the expenses incurred by its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2013; and (4) the Fund had underperformed its benchmark indices and peer group median for the one-year period, but had outperformed both measures for the three-, five- and ten-year periods.

Global Energy Fund. (1) The Fund's advisory fee was equal to the median fees charged to comparable mutual funds in the Morningstar's "Equity Energy" category; (2) the Fund's total expenses were equal to the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2013; and (4) the Fund had underperformed its benchmark indices and peer group median for the one-year period, but had outperformed its benchmark index and peer group median for the three- and five-year periods.

Global Innovators Fund. (1) The Fund's advisory fee was equal to the median fees charged to comparable mutual funds in the Morningstar "Large Growth" category; (2) the Fund's total expenses were higher than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2013; and (4) the Fund had underperformed its benchmark index and peer group median for the one-year period but had outperformed its peer group median for the three-, five- and ten-year periods.

With respect to each Fund, the Trustees concluded that the Advisor's willingness to limit the Fund's expense ratio through June 30, 2013 would provide stability to the Fund's expenses during that period.

Costs of Services and Profitability. The Trustees considered the financial information provided by the Advisor, including the profitability of each Fund to the Advisor, the Advisor's profitability in general and the firm's retention of key personnel. The Board concluded that the profitability of each Fund to the Adviser, when positive, was reasonable.

Economies of Scale. The Trustees considered the size of each Fund and the Advisor's willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of each Fund, and the Advisor was fair and reasonable, and that continuance of the Agreement was in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Agreement through May 31, 2013.

A discussion regarding the basis of the Board's approval of the Agreement with respect to the Guinness Atkinson Renminbi Yuan & Bond Fund is available in the Trust's Annual Report dated December 31, 2011.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

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Guinness AtkinsonTM Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman

Dr. Gunter Dufey

James I. Fordwood

Timothy W.N. Guinness

Dr. Bret A. Herscher

Contact Guinness AtkinsonTM Funds

P.O. Box 701

Milwaukee, WI 53201-0701

Shareholder Services: 800-915-6566

Literature Request: 800-915-6565

Website: www.gafunds.com

Email: mail@gafunds.com

Guinness AtkinsonTM Funds
Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095
Inflation Managed Dividend FundTM	402031 80 1	GAINX	1092
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

123S0204--P

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)                                  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)          (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2011.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: September 6, 2012

By	/s/ Rita Dam
Name: Rita Dam
Title: Treasurer
Date: September 6, 2012